                           LOAN AND SECURITY AGREEMENT

                             DATED AS OF MAY , 2000

                                      AMONG

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    AS LENDER

                                       AND

                        MANAGEMENT ALLIANCE CORPORATION,
                      INFORMATION SYSTEMS CONSULTING CORP.,
                      DATATEK CONSULTING GROUP CORPORATION,
                             TEXCEL SERVICES, INC.,
                                       AND
                                 MOUNTAIN, LTD.

                                  AS BORROWERS

                         INDEX OF EXHIBITS AND SCHEDULES



Schedule A   -   Definitions
Schedule B   -   Lender's and Borrowers' Addresses for Notices
Schedule C   -   Letters of Credit
Schedule D   -   Cash Management System
Schedule E   -   Fees and Expenses
Schedule F   -   Schedule of Documents
Schedule G   -   Financial Covenants

Disclosure Schedule  (3.2)    -   Places of Business; Corporate Names
Disclosure Schedule  (3.6)    -   Real Estate
Disclosure Schedule  (3.7)    -   Stock; Affiliates
Disclosure Schedule  (3.9)    -   Taxes
Disclosure Schedule  (3.11)   -   ERISA
Disclosure Schedule  (3.12)   -   Litigation
Disclosure Schedule  (3.13)   -   Intellectual Property
Disclosure Schedule  (3.15)   -   Environmental Matters
Disclosure Schedule  (3.16)   -   Insurance
Disclosure Schedule  (3.18)   -   Contracts (Offset Risk)
Disclosure Schedule  (5(b))   -   Indebtedness
Disclosure Schedule  (5(e))   -   Liens
Disclosure Schedule  (6.1)    -   Actions to Perfect Liens

Exhibit A   -   Form of Notice of Revolving Credit Advance
Exhibit B   -   Other Reports and Information
Exhibit C   -   Form of Borrowing Base Certificate
Exhibit D   -   Form of Accounts Payable Analysis
Exhibit E   -   Form of Accounts Receivable Rollforward Analysis
Exhibit F   -   Form of Revolving Credit Note
Exhibit G   -   Intentionally Left Blank
Exhibit H   -   Form of Secretarial Certificate
Exhibit I   -   Form of Power of Attorney
Exhibit J   -   Form of Certificate of Compliance
Exhibit K   -   Form of Lockbox Agreement
Exhibit L   -   Form of Landlord's Waiver and Consent
Exhibit M   -   Form of Subsidiary Joinder Agreement
Exhibit N   -   Form of Guarantee
Exhibit O   -   Form of Opinion of Counsel to Borrower
Exhibit P   -   Intentionally Left Blank
Exhibit Q   -   Form of Standard Payoff Letter
Exhibit R   -   Form of U.C.C. Schedule
Exhibit S   -   Form of Payment of Proceeds Letter

                                                                      GE CAPITAL

              TRANSACTION SUMMARY AS OF THE DATE OF THIS AGREEMENT
--------------------------------------------------------------------------------

REVOLVING CREDIT LOAN

         MAXIMUM AMOUNT:                     $15,000,000

         TERM:                               3 years

         REVOLVING CREDIT RATE:              Index Rate plus  0.125%

         LETTER OF CREDIT SUBFACILITY:       n/a

       BORROWING BASE:                       the sum of (i) 85% of the value (as
                                             determined by Lender) of each
                                             Borrower's Eligible Accounts
                                             arising from the rendition of
                                             contract staffing services;
                                             provided, that Lender shall reduce
                                             the foregoing percentage by one
                                             percentage point for each
                                             percentage point that the dilution
                                             of such Borrower's Accounts arising
                                             from the rendition of contract
                                             staffing services (calculated by
                                             Lender as the average dilution over
                                             the most recent three months)
                                             exceeds 5% and (ii) 75% of the
                                             value (as determined by Lender) of
                                             each Borrower's Eligible Accounts
                                             arising from the rendition of
                                             permanent placement services;
                                             provided, that Lender shall reduce
                                             the foregoing percentage by one
                                             percentage point for each
                                             percentage point that the dilution
                                             of such Borrower's Accounts arising
                                             from the rendition of permanent
                                             placement services (calculated by
                                             Lender as the average dilution over
                                             the most recent three months)
                                             exceeds 10%.

FEES

         CLOSING FEE:                        n/a

         UNUSED LINE FEE:                    0.25%

         LETTER OF CREDIT FEE:               n/a

       PREPAYMENT FEE:                       2% in year one; 1% in year two; and
                                             0.5% in year three.


THE LOANS DESCRIBED GENERALLY HERE ARE ESTABLISHED AND GOVERNED BY THE TERMS AND CONDITIONS SET FORTH BELOW IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND IF THERE IS ANY CONFLICT BETWEEN THIS GENERAL DESCRIPTION AND THE EXPRESS TERMS AND CONDITIONS BELOW OR ELSEWHERE IN THE LOAN DOCUMENTS, SUCH OTHER EXPRESS TERMS AND CONDITIONS SHALL CONTROL.

--------------------------------------------------------------------------------

         THIS LOAN AND SECURITY AGREEMENT is dated as of May ______, 2000, and agreed to by and among MANAGEMENT ALLIANCE CORPORATION, a Texas corporation ("Leading Borrower" or "MAC"), INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation ("ISCC"), DATATEK CONSULTING GROUP CORPORATION, a Texas corporation ("DCGC"), TEXCEL SERVICES, INC., a Pennsylvania corporation ("TSI"), and MOUNTAIN, LTD., a Maine corporation ("ML" and, together with MAC, ISCC, DCGC and TSI, the "Borrowers" and each a "Borrower"), DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Parent") and any other Credit Party executing this Agreement, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                    RECITALS

         A. Borrowers desire to obtain the Loans and other financial accommodations from Lender and Lender is willing to provide the Loans and accommodations all in accordance with the terms of this Agreement.

         B. Capitalized terms used herein shall have the meanings assigned to them in SCHEDULE A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in SCHEDULE A shall govern. All schedules, attachments, addenda and exhibits hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, constitute but a single agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.       AMOUNT AND TERMS OF CREDIT

1.1 LOANS. (a) Subject to the terms and conditions of this Agreement, from the Closing Date and until the Commitment Termination Date (i) Lender agrees (A) to make available advances (each, a "Revolving Credit Advance") and (B) to incur Letter of Credit Obligations, in an aggregate outstanding amount for any Borrower not to exceed the Borrowing Availability of such Borrower, and (ii) any Borrower may at the request of Leading Borrower as agent for such Borrower from time to time borrow, repay and reborrow, and may cause Lender to incur Letter of Credit Obligations, under this Section 1.1.

         (b) Leading Borrower, as agent for each Borrower, shall request each Revolving Credit Advance by written notice to Lender substantially in the form of EXHIBIT A (each a "Notice of Revolving Credit Advance") given no later than 11:00 A.M. (New York City time) on the Business Day of the proposed advance. Lender shall be fully protected under this Agreement in relying upon, and shall be entitled to rely upon, (i) any Notice of Revolving Credit Advance believed by Lender to be genuine, and (ii) the assumption that the Persons making electronic requests or executing and delivering a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary. As an accommodation to Borrowers, Lender may permit telephonic, electronic, or facsimile requests for a Revolving Credit Advance and electronic or facsimile transmittal of instructions, authorizations, agreements or reports to Lender by any Borrower. Unless each Borrower specifically directs Lender in writing not to accept or act upon telephonic, facsimile or electronic communications from any Borrower, Lender shall have no liability to any Borrower for any loss or damage suffered by any Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically, by facsimile or electronically and purporting to have been sent to Lender by any Borrower and Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it. The Revolving Credit Loan shall be evidenced by, and be repayable in accordance with the terms of, the Revolving Credit Note and this Agreement.

         (c) In making any Loan hereunder Lender, shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Lender by such Borrower and other information available to Lender. Lender shall be under no obligation to make any further Revolving Credit Advance to any Borrower or incur any other Obligation if any Borrower shall have failed to deliver a Borrowing Base Certificate to Lender by the time specified in Section 4.1(b).

         (d) Letters of Credit. Notwithstanding anything to the contrary contained in this Agreement, including SCHEDULE C, Lender shall have no obligations to incur Letter of Credit Obligations for the account of Borrower.

1.2 TERM AND PREPAYMENT. (a) Upon the Commitment Termination Date the obligation of Lender to make Revolving Credit Advances and extend other credit hereunder shall immediately terminate and Borrowers shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all accrued but unpaid interest thereon; (ii) an amount sufficient to enable Lender to hold cash collateral as specified in SCHEDULE C; and (iii) all other non-contingent Obligations due to or incurred by Lender.

         (b) If the Revolving Credit Loan attributable to any Borrower shall at any time exceed such Borrower's Borrowing Availability, then such Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess.

         (c) Borrowers shall have the right, at any time upon 30 days prior written notice to Lender, to (i) terminate voluntarily Borrowers' right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit Advances and Letter of Credit Obligations and (ii) prepay all of the Obligations. The effective date of termination of the Revolving Credit Loan specified in such notice shall be the Commitment Termination Date. If Borrowers exercise their right of termination for any reason prior to the Stated Expiry Date then in effect or if Lender terminates this Agreement as a result of the occurrence of a Default, Borrowers shall pay to Lender the applicable Prepayment Fee. If Lender terminates this Agreement for any reason other than the occurrence of a Default, no Prepayment Fee shall be required.

1.3 USE OF PROCEEDS. Borrowers shall use the proceeds of the Loans as follows: (a) on the Closing Date, a Revolving Credit Advance shall be made (i) to ISCC which shall be used to make a lawful dividend or advance to Parent, and to MAC, which collectively shall be used by Parent and MAC to refinance on the Closing Date certain outstanding Indebtedness as provided in Section 2.1(b), and
(ii) to Borrowers for the payment of the fees and expenses incurred in connection with the consummation of the transactions contemplated by this Agreement; and (b) after the Closing Date, for working capital and other general corporate purposes.

1.4 SINGLE LOAN. The Loans and all of the other Obligations of any Borrower to Lender shall constitute one general obligation of such Borrower secured by all of the Collateral.

1.5 INTEREST (a) Each Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances attributable to such Borrower at a floating rate equal to the Index Rate plus one hundred twenty five thousandths percent (0.125%) per annum (the "Revolving Credit Rate"). All computations of interest, and all calculations of the Letter of Credit Fee, shall be made by Lender on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest or fee is payable. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.

         (b) Interest shall be payable on the outstanding Revolving Credit Advances (i) in arrears for the preceding calendar month on the first day of each calendar month, (ii) on the Commitment Termination Date, and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

         (c) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Revolving Credit Rate and the Letter of Credit Fee shall automatically be increased by two percentage points (2%) per annum (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest and Letter of Credit Fees, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

         (d) If any interest or any other payment (including Unused Line Fees and Collateral Monitoring Fees) to Lender under this Agreement becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

1.6 CASH MANAGEMENT SYSTEM. On or prior to the Closing Date and until the Termination Date, each Borrower will establish and maintain the cash management system described in SCHEDULE D. All payments in respect of the Collateral shall be made to or deposited in the blocked or lockbox accounts described in SCHEDULE D in accordance with the terms thereof.

1.7 FEES. Borrowers agree to pay to Lender the Fees set forth in Schedule E.

1.8 RECEIPT OF PAYMENTS. Each Borrower shall make each payment under this Agreement (not otherwise made pursuant to Section 1.9) without set-off, counterclaim or deduction and free and clear of all Taxes not later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. If any Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan Document, then the amount payable to Lender shall be increased so that, after making all required deductions, Lender receives an amount equal to that which it would have received had no such deductions been made. For purposes of computing interest and Fees, all payments shall be deemed received by Lender
1 Business Day following receipt of immediately available funds in the Collection Account. For purposes of determining the Borrowing Availability, payments shall be deemed received by Lender upon receipt of immediately available funds in the Collection Account.

1.9 APPLICATION AND ALLOCATION OF PAYMENTS. Each Borrower irrevocably agrees that Lender shall have the continuing and exclusive right to apply any and all payments against the then due and payable Obligations in such order as Lender may deem advisable. Lender is authorized to, and at its option may (without prior notice or precondition and at any time or times), but shall not be obligated to, make or cause to be made Revolving Credit Advances on behalf of any Borrower for: (a) payment of all Fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by such Borrower under this Agreement or any of the other Loan Documents, (b) the payment, performance or satisfaction of any of such Borrower's obligations with respect to preservation of the Collateral, or (c) any premium in whole or in part required in respect of any of the policies of insurance required by this Agreement, even if the making of any such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan attributable to any Borrower to exceed such Borrower's Borrowing Availability, and each Borrower agrees to repay immediately, in cash, any amount by which the Revolving Credit Loan attributable to such Borrower exceeds its Borrowing Availability.

1.10 ACCOUNTING. Lender is authorized to record on its books and records the date and amount of each Loan and each payment of principal thereof and such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Lender shall provide Borrowers on a monthly basis a statement and accounting of such recordations but any failure on the part of the Lender to keep any such recordation (or any errors therein) or to send a statement thereof to any Borrower shall not in any manner affect the obligation of any Borrower to repay any of the Obligations.. Except to the extent that any Borrower shall, within 30 days after such statement and accounting is sent, notify Lender in writing of any objection such Borrower may have thereto (stating with particularity the basis for such objection), such statement and accounting shall be deemed final, binding and conclusive upon such Borrower, absent manifest error.

1.11 INDEMNITY. Each Borrower and each other Credit Party executing this Agreement jointly and severally agree to indemnify and hold Lender and its Affiliates, and their respective employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement and the other Loan Documents or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, including any and all product liabilities, Environmental Liabilities, Taxes and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct.

NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY CREDIT PARTY, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

1.12 BORROWING BASE; RESERVES. The Borrowing Base of each Borrower shall be determined by Lender (including the eligibility of Accounts and Inventory) based on the most recent Borrowing Base Certificate delivered to Lender in accordance with Section 4.1(b) and such other information available to Lender. The Revolving Credit Loan shall be subject to Lender's continuing right to withhold from any Borrower's Borrowing Availability reserves, and to increase and decrease such reserves from time to time, if and to the extent that in Lender's good faith credit judgment such reserves are necessary, including to protect Lender's interest in the Collateral or to protect Lender against possible non-payment of Accounts for any reason by Account Debtors or possible diminution of the value of any Collateral or possible non-payment of any of the Obligations or for any Taxes or in respect of any state of facts which could constitute a Default. Lender may, at its option, implement reserves by designating as ineligible a sufficient amount of Accounts or Inventory which would otherwise be Eligible Accounts or Eligible Inventory, as the case may be, so as to reduce any Borrower's Borrowing Base by the amount of the intended reserves.

2.       CONDITIONS PRECEDENT

2.1 CONDITIONS TO THE INITIAL LOANS. Lender shall not be obligated to make any of the Loans or to perform any other action hereunder, until the following conditions have been satisfied in a manner satisfactory to Lender in its sole discretion, or waived in writing by Lender:

         (a) the Loan Documents to be delivered on or before the Closing Date shall have been duly executed and delivered by the appropriate parties, all as set forth in the Schedule of Documents (SCHEDULE F);

         (b) all of the obligations of Borrowers to Compass Bank under their financing documentation as in effect immediately prior to the Closing Date will be performed and paid in full from the proceeds of the initial Loans and all Liens upon any of the property of any Borrower or any other Credit Party in respect thereof shall have been terminated immediately upon such payment;

         (c) Lender shall have received evidence satisfactory to it that the insurance policies provided for in Section 3.16 are in full force and effect, together with appropriate evidence showing loss payable or additional insured clauses or endorsements in favor of Lender as required under such Section;

         (d) (i) as of the Closing Date Net Borrowing Availability for all Borrowers combined shall be not less than $2,500,000 after giving effect to the initial Revolving Credit Advance and Letter of Credit Obligations (on a pro forma basis, with trade payables being paid currently, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales); (ii) effective upon the granting of Lender's consent to the Treasury Stock Purchase (as defined in Schedule G hereto), Net Borrowing Availability for all Borrowers combined shall be not less than $2,000,000; and (iii) effective upon the granting of Lender's consent to the Target Acquisition (as defined in Schedule G hereto), Net Borrowing Availability for all Borrowers combined shall be not less than $1,000,000;

         (e) Lender shall have received an opinion of counsel to the Borrowers and the other Credit Parties with respect to the Loan Documents in substantially the form of Exhibit O to this Agreement and otherwise in form and substance satisfactory to Lender;

         (f) Lender shall have received a pro forma consolidated and consolidating balance sheet of Parent and each of its Subsidiaries, as of the end of the month preceding the Closing Date, prepared in accordance with GAAP on a pro forma basis, setting forth the assumptions on which such balance sheet was prepared, in each case giving effect to the consummation of the transactions contemplated by this Agreement and the other Loan Documents, and certified by the chief financial officer of the Credit Parties; and

         (g) Lender shall have received satisfactory evidence that certain of the Indebtedness owing to Parent by some of the Borrowers or their respective Subsidiaries, as more particularly set forth and described on the pro-forma balance sheet referred in Section 2.1(f) of this Agreement, shall have been converted to additional equity of such Borrower or Subsidiary, as the case may be.

2.2 FURTHER CONDITIONS TO THE LOANS. Lender shall not be obligated to fund any Loan (including the initial Loans), if, as of the date thereof:

         (a) any representation or warranty by any Credit Party contained herein or in any of the other Loan Documents shall be untrue or incorrect as of such date, except to the extent that any such representation or warranty is expressly stated to relate to a specific earlier date, in which case, such representation and warranty shall be true and correct as of such earlier date; or

         (b) any event or circumstance which has had or reasonably could be expected to have a Material Adverse Effect shall have occurred since the Closing Date; or

         (c) any Default shall have occurred and be continuing or would result after giving effect to such Loan; or

         (d) after giving effect to such Loan, the Revolving Credit Loan attributable to any Borrower would exceed the Borrowing Availability of such Borrower.

2.3 AGENT. The request and acceptance by Leading Borrower, as agent for each Borrower, of the proceeds of any Loan, and the request by Leading Borrower, as agent for each Borrower, for the incurrence by Lender of any Letter of Credit Obligations, as the case may be, shall be deemed to constitute, as of the date of such request and the date of such acceptance, (i) a representation and warranty by each Borrower that the conditions in Section 2.2 have been satisfied and (ii) a restatement by each Borrower of each of the representations and warranties made by such Borrower in any Loan Document and a reaffirmation by each Borrower of the granting and continuance of Lender's Liens pursuant to the Loan Documents.

3.       REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

To induce Lender to enter into this Agreement and to make the Loans, each Borrower and each other Credit Party executing this Agreement represent and warrant to Lender (each of which representations and warranties shall survive the execution and delivery of this Agreement), and promise to and agree with Lender until the Termination Date as follows:

3.1      CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each Corporate Credit Party:
(a) is, as of the Closing Date, and will continue to be (i) a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (iii) in compliance with all Requirements of Law and Contractual Obligations, except to the extent failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (b) has and will continue to have (i) the requisite corporate power and authority and the legal right to execute, deliver and perform its obligations under the Loan Documents, and to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore or proposed to be conducted, and (ii) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over such Corporate Credit Party which are necessary or appropriate for the conduct of its business.

3.2 EXECUTIVE OFFICES; CORPORATE OR OTHER NAMES. The location of each Corporate Credit Party's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) are as set forth in DISCLOSURE SCHEDULE (3.2) and, except as set forth in such Disclosure Schedule, such locations have not changed during the preceding twelve months. As of the Closing Date, during the prior five years, except as set forth in DISCLOSURE SCHEDULE (3.2), no Corporate Credit Party has been known as or conducted business in any other name (including trade names).

3.3 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party, and the creation of all Liens provided for herein and therein: (a) are and will continue to be within such Credit Party's power and authority; (b) have been and will continue to be duly authorized by all necessary or proper action; (c) are not and will not be in violation of any Requirement of Law or Contractual Obligation of such Credit Party; (d) do not and will not result in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral; and (e) do not and will not require the consent or approval of any Governmental Authority or any other Person. As of the Closing Date, each Loan Document shall have been duly executed and delivered on behalf of each Credit Party party thereto, and each such Loan Document upon such execution and delivery shall be and will continue to be a legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

3.4 FINANCIAL STATEMENTS AND PROJECTIONS; BOOKS AND RECORDS. (a) The Financial Statements delivered

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

by each Borrower to Lender for its most recently ended Fiscal Year and Fiscal Month, are true, correct and complete and reflect fairly and accurately the financial condition of such Borrower as of the date of each such Financial Statement in accordance with GAAP. The Projections most recently delivered by each Borrower to Lender have been prepared in good faith, with care and diligence and use assumptions that are reasonable under the circumstances at the time such Projections were prepared and as of the date delivered to Lender and all such assumptions are disclosed in the Projections.

         (b) Each Borrower and each other Corporate Credit Party shall keep adequate Books and Records with respect to the Collateral and its business activities in which proper entries, reflecting all consolidated and consolidating financial transactions, and payments and credits received on, and all other dealings with, the Collateral, will be made in accordance with GAAP and all Requirements of Law and on a basis consistent with the Financial Statements.

3.5 MATERIAL ADVERSE CHANGE. Between the date of each Borrower's most recently audited Financial Statements delivered to Lender and the Closing Date:
(a) no Corporate Credit Party has incurred any obligations, contingent or non-contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the Projections delivered on the Closing Date and which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) there has been no material deviation from such Projections; and (c) no events have occurred which alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. No Requirement of Law or Contractual Obligation of any Credit Party has or have had or could reasonably be expected to have a Material Adverse Effect. No Credit Party is in default, and to such Credit Party's knowledge no third party is in default, under or with respect to any of its Contractual Obligations, which alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

3.6 REAL ESTATE; PROPERTY. The real estate listed in DISCLOSURE SCHEDULE (3.6) constitutes all of the real property owned, leased, or used by each Corporate Credit Party in its business, and such Credit Party will not execute any material agreement or contract in respect of such real estate after the date of this Agreement without giving Lender prompt prior written notice thereof. Each Corporate Credit Party holds and will continue to hold good and marketable fee simple title to all of its owned real estate, and good and marketable title to all of its other properties and assets, and valid and insurable leasehold interests in all of its leases (both as lessor and lessee, sublessee or assignee), and none of the properties and assets of any Corporate Credit Party are or will be subject to any Liens, except Permitted Encumbrances. With respect to each of the premises identified in DISCLOSURE SCHEDULE (3.2) on or prior the Closing Date a bailee, landlord or mortgagee agreement acceptable to Lender has been obtained.

3.7 VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK AND INDEBTEDNESS. Except as set forth in DISCLOSURE SCHEDULE (3.7), as of the Closing Date no Corporate Credit Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each Corporate Credit Party (including all rights to purchase, options, warrants or similar rights or agreements pursuant to which any Corporate Credit Party may be required to issue, sell, repurchase or redeem any of its Stock) as of the Closing Date is owned by each of the Stockholders (and in the amounts) set forth on DISCLOSURE SCHEDULE (3.7). All outstanding Indebtedness of each Corporate Credit Party as of the Closing Date is described in DISCLOSURE SCHEDULE (5(b)).

3.8 GOVERNMENT REGULATION; MARGIN REGULATIONS. No Corporate Credit Party is subject to or regulated under or any Federal or state statute, rule or regulation that restricts or limits such Person's ability to incur Indebtedness, pledge its assets, or to perform its obligations under the Loan Documents. The making of the Loans, the application of the proceeds and repayment thereof, and the consummation of the transactions contemplated by the Loan Documents do not and will not violate any Requirement of Law. No Corporate Credit Party is engaged, nor will it engage in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and hereafter in effect (such securities being referred to herein as "Margin Stock"). No Corporate Credit Party owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock. No Corporate Credit Party will take or permit to be taken any action which might cause any Loan Document to violate any regulation of the Federal Reserve Board.

3.9 TAXES; CHARGES. Except as disclosed on DISCLOSURE SCHEDULE (3.9) all tax returns, reports and statements required by any Governmental Authority to be filed by Borrower or any other Credit Party have, as of the Closing Date, been filed and will, until the Termination Date, be filed with the appropriate Governmental Authority and no tax Lien has been filed against any Credit Party or any Credit Party's property. Proper and accurate amounts have been and will be withheld by Borrower and each other Credit Party from their respective employees for all periods in complete compliance with all Requirements of Law and such withholdings have and will be timely paid to the appropriate Governmental Authorities. DISCLOSURE SCHEDULE (3.9) sets forth as of the Closing Date those taxable years for which any Credit Party's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Disclosure Schedule (3.9), none of the Credit Parties and their respective predecessors are liable for any Charges: (a) under any agreement (including any tax sharing agreements or agreement extending the period of assessment of any Charges) or (b) to each Credit Party's knowledge, as a transferee. As of the Closing Date, no Credit Party has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect

3.10 PAYMENT OF OBLIGATIONS. Each Credit Party will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its Charges and other obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Credit Party and none of the Collateral is or could reasonably be expected to become subject to any Lien or forfeiture or loss as a result of such contest.

3.11 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other existing ERISA Events, could reasonably be expected to result in a liability of any Credit Party of more than the Minimum Actionable Amount. The present value of all accumulated benefit obligations of the Credit Parties under each Plan

(based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent Financial Statements reflecting such amounts, exceed the fair market value of the assets of such Plan by more than the Minimum Actionable Amount, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Account Standards No. 87) did not, as of the date of the most recent Financial Statements reflecting such amounts, exceed the fair market value of the assets of such underfunded Plans by more than the Minimum Actionable Amount. No Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability in excess of the Minimum Actionable Amount.

3.12 LITIGATION. No Litigation is pending or, to the knowledge of any Credit Party, threatened by or against any Credit Party or against any Credit Party's properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect. Except as set forth on DISCLOSURE SCHEDULE (3.12), as of the Closing Date there is no Litigation pending or threatened against any Credit Party which seeks damages in excess of $50,000 or injunctive relief or alleges criminal misconduct of any Credit Party. Each Credit Party shall notify Lender promptly in writing upon learning of the existence, threat or commencement of any Litigation against any Credit Party, any ERISA Affiliate or any Plan or any allegation of criminal misconduct against any Credit Party.

3.13 INTELLECTUAL PROPERTY. As of the Closing Date, all material Intellectual Property owned or used by any Corporate Credit Party is listed, together with application or registration numbers, where applicable, in DISCLOSURE SCHEDULE (3.13). Each Corporate Credit Party owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license could not reasonably be expected to have a Material Adverse Effect. Each Corporate Credit Party will maintain the patenting and registration of all Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or other appropriate Governmental Authority and each Corporate Credit Party will promptly patent or register, as the case may be, all new Intellectual Property and notify Lender in writing five (5) Business Days prior to filing any such new patent or registration.

3.14 FULL DISCLOSURE. No information contained in any Loan Document, the Financial Statements or any written statement furnished by or on behalf of any Credit Party under any Loan Document, or to induce Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.15 HAZARDOUS MATERIALS. Except as set forth on DISCLOSURE SCHEDULE (3.15), as of the Closing Date, (a) each real property location owned, leased or occupied by each Corporate Credit Party (the "Real Property") is maintained free of contamination from any Hazardous Material, (b) no Corporate Credit Party is subject to any Environmental Liabilities or, to any Credit Party's knowledge, potential Environmental Liabilities, in excess of $50,000 in the aggregate, (c) no notice has been received by any Corporate Credit Party identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of any Credit Party, there are no facts, circumstances or conditions that may result in any Corporate Credit Party being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (d) each Corporate Credit Party has provided to Lender copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any Corporate Credit Party. Each Corporate Credit
Party: (i) shall comply in all material respects with all applicable Environmental Laws and environmental permits; (ii) shall notify Lender in writing within seven days if and when it becomes aware of any Release, on, at, in, under, above, to, from or about any of its Real Property; and (iii) shall promptly forward to Lender a copy of any order, notice, permit, application, or any communication or report received by it or any other Credit Party in connection with any such Release.

3.16 INSURANCE. As of the Closing Date, DISCLOSURE SCHEDULE (3.16) lists all insurance of any nature maintained for current occurrences by Borrowers and each other Corporate Credit Party, as well as a summary of the terms of such insurance. Each Corporate Credit Party shall deliver to Lender certified copies and endorsements to all of its and those of its Subsidiaries (a) "All Risk" and business interruption insurance policies naming Lender loss payee, and (b) general liability and other liability policies naming Lender as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance acceptable to Lender, showing loss payable to Lender (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Lender, will provide that the insurance companies will give Lender at least 30 days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of any Borrower or any other Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Each Corporate Credit Party shall direct all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Lender. If any insurance proceeds are paid by check, draft or other instrument payable to any Credit Party and Lender jointly, Lender may endorse such Credit Party's name thereon and do such other things as Lender may deem advisable to reduce the same to cash. Lender reserves the right at any time, upon review of each Credit Party's risk profile, to require additional forms and limits of insurance. Each Corporate Credit Party shall, on each anniversary of the Closing Date and from time to time at Lender's request, deliver to Lender a report by a reputable insurance broker, satisfactory to Lender, with respect to such Person's insurance policies.

3.17 DEPOSIT AND DISBURSEMENT ACCOUNTS. Attachment I to SCHEDULE D lists all banks and other financial institutions at which any Borrower or any other Corporate Credit Party, maintains deposits and/or other accounts, including the Disbursement Accounts, and such Attachment correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

3.18 ACCOUNTS AND INVENTORY. As of the date of each Borrowing Base Certificate delivered to Lender, each Account listed thereon as an Eligible Account shall be an Eligible Account and all Inventory listed thereon as Eligible Inventory shall be Eligible Inventory. No Borrower has made, nor will any Borrower make, any agreement with any Account Debtor for any extension of time for the payment of any Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by any Borrower in the ordinary course of its business consistent with historical practice and as previously disclosed to Lender in writing. DISCLOSURE SCHEDULE (3.18) sets forth each Contract of any Borrower with any Account Debtor which gives such Account Debtor the right (under such Contract, under common law or otherwise) to offset any Accounts for such Borrower's failure to perform under such Contract and each Borrower has obtained an offset waiver for each such contract in form and substance satisfactory to Lender. With respect to the Accounts pledged as collateral pursuant to any Loan Document (a) the amounts shown on all invoices, statements and reports which may be delivered to the Lender with respect thereto are actually and absolutely owing to the relevant Credit Party as indicated thereon and are not in any way contingent; (b) no payments have been or shall be made thereon except payments immediately delivered to the applicable accounts described in paragraph 1 to Schedule D or the Lender as required hereunder; and (c) to each Borrower's knowledge all Account Debtors have the capacity to contract. Each Borrower shall notify Lender promptly of any event or circumstance which to such Borrower's knowledge would cause Lender to consider any then existing Account or Inventory as no longer constituting an Eligible Account or Eligible Inventory, as the case may be.

3.19 CONDUCT OF BUSINESS. Each Corporate Credit Party (a) shall conduct its business substantially as now conducted or as otherwise permitted hereunder, and (b) shall at all times maintain, preserve and protect all of the Collateral and such Credit Party's other property, used or useful in the conduct of its business and keep the same in good repair, working order and condition and make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

3.20 FURTHER ASSURANCES. At any time and from time to time, upon the written request of Lender and at the sole expense of Borrowers, Borrowers and each other Credit Party shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable (a) to obtain the full benefits of this Agreement and the other Loan Documents, (b) to protect, preserve and maintain Lender's rights in any Collateral, or (c) to enable Lender to exercise all or any of the rights and powers herein granted.

4.       FINANCIAL MATTERS; REPORTS

4.1 REPORTS AND NOTICES. From the Closing Date until the Termination Date, each Borrower shall deliver to Lender:

         (a) within 15 days following the end of each Fiscal Month, an aged trial balance by Account Debtor and an Inventory Perpetual or Physical (as requested by Lender) and as soon as available but in no event later than 30 days following the end of each Fiscal Month, a reconciliation of the aged trial balance and the Inventory Perpetual or Physical (as the case may be) to such Borrower's general ledger and from the general ledger to the Financial Statements for such Fiscal Month accompanied by supporting detail and documentation as Lender may request;

         (b) as frequently as Lender may request and in any event no later than 15 days following the end of each Fiscal Month, a Borrowing Base Certificate in the form of EXHIBIT C as of the last day of the previous Fiscal Month detailing ineligible Accounts and Inventory for adjustment to the Borrowing Base, certified as true and correct by the Chief Financial Officer of such Borrower or such other officer as is acceptable to Lender;

         (c) within 15 days following the end of each Fiscal Month, an Accounts Payable Analysis in the Form of EXHIBIT D (together with an accounts payable aging) and an Accounts Receivable Roll Forward Analysis in the Form of EXHIBIT E, each certified as true and correct by the Chief Financial Officer of such Borrower or such other officer as is acceptable to Lender;

         (d) within 45 days following the end of each Fiscal Month that is also the end of a Fiscal Quarter, and within 35 days following the end of each other Fiscal Month, the Financial Statements for such Fiscal Month, which shall provide comparisons to budget and actual results for the corresponding period during the prior Fiscal Year, both on a monthly and year-to-date basis, and accompanied by a certification in the form of EXHIBIT J by the Chief Executive Officer or Chief Financial Officer of such Borrower that such Financial Statements are complete and correct, that there was no Default (or specifying those Defaults of which he or she was aware), that each Borrower is able to pay all of its Indebtedness as such Indebtedness matures and has capital sufficient to carry on its business and transactions and all business and transactions in which it is engaging, and showing in reasonable detail the calculations used in determining compliance with the financial covenants hereunder;

         (e) within 90 days following the close of each Fiscal Year, the Financial Statements for such Fiscal Year certified without qualification by an independent certified accounting firm acceptable to Lender, which shall provide comparisons to the prior Fiscal Year, and shall be accompanied by (i) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants hereunder, and (ii) a report from such Borrower's accountants to the effect that in connection with their audit examination nothing has come to their attention to cause them to believe that a Default resulting the failure of any Credit Party to comply with the provisions of the financial covenants set forth In SCHEDULE G hereof has occurred or specifying those Defaults of which they are aware; and, within 120 days following the close of each Fiscal Year, any management letter that may be issued in connection with such audited Financial Statements;

         (f) not less than 30 days prior to the close of each Fiscal Year, the Projections, which will be prepared by such Borrower in good faith, with care and diligence, and using assumptions which are reasonable under the circumstances at the time such Projections are delivered to Lender and disclosed therein when delivered;

         (g) not less than 35 days following the end of each Fiscal Month, a schedule of the principal balance of all Indebtedness owing by a Credit Party to each other Credit Party, and accompanied by a certification by the Chief Executive Officer or Chief Financial Officer of each Borrower that such schedule is complete and correct;

         (h) not later than September 30 of each year, a good faith estimate of the Datatek April 15 Seller Payment that will be payable on April 15 of the following year, with such supporting detail as Lender as may reasonably require; and

         (i) all the reports and other information set forth on EXHIBIT B in the time frames set forth therein.

4.2 FINANCIAL COVENANTS. Each Borrower shall not breach any of the consolidated financial covenants set forth in SCHEDULE G.

4.3 OTHER REPORTS AND INFORMATION. Each Borrower shall advise Lender promptly, in reasonable detail, of: (a) any Lien, other than Permitted Encumbrances, attaching to or asserted against any of the Collateral or any occurrence causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline; (b) any material change in the composition of the Collateral; and (c) the occurrence of any Default or other event which has had or could reasonably be expected to have a Material Adverse Effect. Each Borrower shall, upon request of Lender, furnish to Lender such other reports and information in connection with the affairs, business, financial condition, operations, prospects or management of such Borrower or any other Credit Party or the Collateral as Lender may request, all in reasonable detail. Parent shall also deliver to Lender, immediately upon receipt, any notice received from Compass Bank under the Note Purchase Agreement requiring Parent to purchase the interest of Compass Bank under the DCRI L.P. No. 2 Loan Documents.

5.       NEGATIVE COVENANTS

Each Borrower and each Credit Party executing this Agreement covenants and agrees (for itself and each other Credit Party) that, without Lender's prior written consent, from the Closing Date until the Termination Date, neither any Borrower nor any other Corporate Credit Party shall, directly or indirectly, by operation of law or otherwise:

         (a) form any Subsidiary or merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with or make any investment in or, except as provided in clause 5(c) below, loan or advance to, any Person; PROVIDED, HOWEVER, a Borrower or a Credit Party executing this Agreement may form a new Subsidiary after the Closing Date (each, a "New Subsidiary") if (and only if) (i) written notice is given to Lender of the formation of such New Subsidiary no later than ten (10) days after its formation, (ii) notwithstanding any term or provision of this Agreement to the contrary, no assets of any kind are transfered by, and no loans or advances of any kind are made by, a Borrower or any other Credit Party executing this Agreement to such New Subsidiary, and (iii) at the same time as notice of the formation of such New Subsidiary is given to Lender pursuant to the foregoing clause (i), the following documents are also delivered to Lender: (a) a Subsidiary Joinder Agreement duly exected by such New Subsidiary, Borrowers and each Credit Party that is a party to this Agreement, (b) a Guaranty duly executed by such New Subsidiary, (c) copies of the certificate of incorporation or organization of such New Subsidiary, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation or formation, (d) good standing certificates for such New Subsidiary issued by the Secretary of State or other appropriate official of such New Subsidiary's jurisdiction of incorporation or formation, (e) a Secretary Certificate in the form of Exhibit H to this Agreement duly completed and executed by the Secretary of such New Subsidiary, together with all attachments thereto, (f) certified copies of insurance policies described in
Section 3.16, together with evidence showing loss payable or additional insured clauses or endorsements in favor of Lender, with respect to such New Subsidiary and its Collateral, (g) proper financing statements (Form UCC-l) for filing under the Code in all jurisdictions as may be necessary to perfect Lender's Lien on the Collateral of such New Subsidiary, (h) agreements relating to the granting to Lender of a security interest in Intellectual Property of such New Subsidiary to the extent applicable in a form suitable for filing with the appropriate Federal filing office, (i) a Power of Attorney duly executed by such New Subsidiary, and (j) an opinion of counsel to such New Subsidiary with respect to the Loan Documents executed and delivered by such New Subsidiary in substantially the form of Exhibit O to this Agreement and otherwise in form and substance satisfactory to Lender and its counsel;

         (b) cancel any debt owing to it or create, incur, assume or permit to exist any Indebtedness, except: (i) the Obligations, (ii) Indebtedness existing as of the Closing Date set forth on Disclosure Schedule 5(b),

(iii) deferred taxes, (iv) by endorsement of instruments or items of payment for deposit to the general account of such Credit Party, (v) for Guaranteed Indebtedness incurred for the benefit of a Borrower if the primary obligation is permitted by this Agreement; (vi) additional Indebtedness (including Purchase Money Indebtedness) incurred after the Closing Date in an aggregate outstanding amount for all such Corporate Credit Parties combined not exceeding $50,000; (vii) the Indebtedness under the Note Purchase Agreement;
(viii) Subordinated Debt; and (ix) the conversion of Indebtedness owing to Parent to additional equity as contemplated by Section 2.1(f) of this Agreement;

         (c) enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates or any other Credit Party (including upstreaming and downstreaming of cash and intercompany advances and payments by a Credit Party on behalf of another Credit Party which are not otherwise permitted hereunder) except for: (i) loans or advances to employees in the ordinary course of business not to exceed either $225,000 in an aggregate of such loans or advances made during any Fiscal Quarter or $450,000 in an aggregate of such loans and advances outstanding at any one time; and (ii) loans from one Borrower to another Borrower, provided that (1) such loans are evidenced by the Subordinated Intercompany Notes, (2) are subordinated in right of payment to the Obligations pursuant to the express terms of the Subordinated Intercompany Notes, (3) the Subordinated Intercompany Notes, and the Indebtedness evidenced thereby, are assigned to Lender as additional security for the Obligations, and (4) the amount of such loans outstanding at the end of each month are accurately and completely set forth in the monthly certifications to be delivered to Lender pursuant to Section 4.1(g) of this Agreement;

         (d) make any changes in any of its business objectives, purposes, or operations which could reasonably be expected to adversely affect repayment of the Obligations or could reasonably be expected to have a Material Adverse Effect or engage in any business other than that presently engaged in or proposed to be engaged in the Projections delivered to Lender on the Closing Date or amend its charter or by-laws or other organizational documents;

         (e) create or permit any Lien on any of its properties or assets, except for Permitted Encumbrances;

         (f) sell, transfer, issue, convey, assign or otherwise dispose of any of its assets or properties, including its Accounts or any shares of its Stock or engage in any sale-leaseback, synthetic lease or similar transaction (provided, that the foregoing shall not prohibit the sale of Inventory or obsolete or unnecessary Equipment in the ordinary course of its business);

         (g) change its name, chief executive office, corporate offices, warehouses or other Collateral locations, or location of its records concerning the Collateral, or acquire, lease or use any real estate after the Closing Date without such Person, in each instance, giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed necessary or appropriate by Lender to continuously protect and perfect Lender's Liens upon the Collateral;

         (h) establish any depository or other bank account of any kind with any financial institution (other than the accounts set forth on Attachment 1 to Schedule D) without Lender's prior written consent; or

         (i)      make or permit any Restricted Payment.

6.       SECURITY INTEREST

6.1 GRANT OF SECURITY INTEREST. (a) As collateral security for the prompt and complete payment and performance of the Obligations, each of the Borrowers and each other Credit Party executing this Agreement hereby grants to the Lender a security interest in and Lien upon all of its property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest: all Accounts; all bank and deposit accounts and all funds on deposit therein; all cash and cash equivalents; all commodity contracts; all investments, Stock and Investment Property; all Inventory and Equipment; all Goods; all Chattel Paper, Documents and Instruments; all Books and Records; all General Intangibles; and to the extent not otherwise included, all Proceeds and products of all and any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, but excluding in all events Hazardous Waste (all of the foregoing, together with any other collateral pledged to the Lender pursuant to any other Loan Document, collectively, the "Collateral").

         (b) Each Borrower, Lender and each other Credit Party executing this Agreement agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Lender. Each Borrower and each other Credit Party executing this Agreement represents, warrants and promises to Lender that: (i) each Borrower and each other Credit Party granting a Lien in Collateral is the sole owner of each item of the Collateral upon which it purports to grant a Lien pursuant to the Loan Documents, and has good and marketable title thereto free and clear of any and all Liens or claims of others, other than Permitted Encumbrances; (ii) the security interests granted pursuant to this Agreement, upon completion of the filings and other actions listed on DISCLOSURE SCHEDULE 6.1 (which, in the case of all filings and other documents referred to in said Schedule, have been delivered to the Lender in duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and purchasers from any Credit Party (other than purchasers of Inventory in the ordinary course of business) and such security interests are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Encumbrances which have priority by operation of law; and (iii) no effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Encumbrances. Each Borrower and each other Credit Party executing this Agreement promise to defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, and each shall take such actions, including (x) the prompt delivery of all original Instruments, Chattel Paper and certificated Stock owned by such Borrower and each other Credit Party granting a Lien on Collateral to Lender, (y) notification of Lender's interest in Collateral at Lender's request, and (z) the institution of litigation against third parties as shall be prudent in order to protect and preserve each Credit Party's and Lender's respective and several interests in the Collateral. Each Borrower (and any other Credit Party granting a Lien in Collateral) shall mark its Books and Records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan Documents. All Chattel Paper shall be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation."

6.2 LENDER'S RIGHTS. (a) Lender may, (i) at any time in Lender's own name or in the name of any Borrower, communicate with Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral to verify to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper or other Collateral, and (ii) at any time during the existence of an Event of Default, and without prior notice to any Borrower or any other Credit Party, notify Account Debtors, parties to Contracts, and obligors in respect of Chattel Paper, Instruments, or other Collateral that the Collateral has been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, each Borrower shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral. Each Borrower hereby constitutes Lender or Lender's designee as such Borrower's attorney with power to endorse such Borrower's name upon any notes, acceptance drafts, money orders or other evidences of payment or Collateral.

         (b) Each Borrower shall remain liable under each Contract, Instrument and License to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Lender shall have no obligation or liability whatsoever to any Person under any Contract, Instrument or License (between any Borrower or any other Credit Party and any Person other than Lender) by reason of or arising out of the execution, delivery or performance of this Agreement, and Lender shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of any Borrower, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect, compromise or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract, Instrument or License.

         (c) Each Borrower and each other Credit Party shall, with respect to each owned, leased, or controlled property, during normal business hours and upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times): (i) provide access to such property to Lender and any of its officers, employees and agents, as frequently as Lender determines to be appropriate; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts and copies (or take originals if reasonably necessary) from all of such Borrower's and such Credit Party's Books and Records; and (iii) permit Lender to inspect, review, evaluate and make physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that Lender considers advisable, and each Borrower and such Credit Party agree to render to Lender, at such Borrower's and such Credit Party's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

         (d) After the occurrence and during the continuance of a Default, each Borrower at its own expense, shall cause the certified public accountant then engaged by such Borrower to prepare and deliver to Lender at any time and from time to time, promptly upon Lender's request, the following reports: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts;
(iii) trial balances; and (iv) test verifications of such Accounts as Lender may request. Lender shall be permitted to observe and consult with each Borrower's accountants in the performance of these tasks.

6.3 LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. On the Closing Date, each Borrower and each other Credit Party executing this Agreement shall execute and deliver a Power of Attorney in the form attached as EXHIBIT I. The power of attorney granted pursuant to the Power of Attorney and all powers granted under any Loan Document are powers coupled with an interest and shall be irrevocable until the Termination Date, at which time they shall be cancelled by Lender. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender agrees not to exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing. Each Borrower and each other Credit Party executing this Agreement authorizes Lender to file any financing or continuation statement without the signature of such Borrower or such Credit Party to the extent permitted by applicable law.

6.4 GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. Each Borrower and each other Credit Party executing this Agreement hereby grants to Lender an irrevocable, non-exclusive license (exercisable upon the occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to any Borrower or such Credit Party) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by such Borrower or such Credit Party, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third Person; provided, that such license will terminate on the Termination Date.

7.       EVENTS OF DEFAULT: RIGHTS AND REMEDIES

7.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder which shall be deemed to be continuing until waived in writing by Lender in accordance with Section 10.3:

         (a) any Borrower shall fail to make any payment in respect of any Obligations when due and payable or declared due and payable; or

         (b)(i) any Borrower or any other Credit Party shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions, or other terms or provisions contained in Section 1, Sections 3.1, 3.2, 3.17, 3.18, 3.19, 3.20, 4.2 or Section 5 of
this Agreement; or (ii) Borrower or any other Credit Party shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement (other than those set forth in the Sections referred to in clause (i) immediately above) or any of the other Loan Documents, regardless of whether such breach involves a covenant, promise, agreement, condition, requirement, term or provision with respect to a Credit Party, and such breach is not remediable or, if remediable, continues unremedied for a period of ten (10) Business Days after the earlier to occur of (x) the date on which such breach is known or reasonably should have become known to any officer of such Borrower or such Credit Party and (y) the date on which Lender shall have notified such Borrower or such Credit Party of such breach; or

         (c) an event of default shall occur under any Contractual Obligation of any Borrower or any other Credit Party (other than this Agreement and the other Loan Documents), and such event of default (i) involves the failure to make any payment (whether or not such payment is blocked pursuant to the terms of an intercreditor agreement or otherwise), whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness (other than the Obligations) of such Person in an aggregate amount exceeding the Minimum Actionable Amount, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof, in an aggregate amount exceeding the Minimum Actionable Amount to become due prior to its stated maturity or prior to its regularly scheduled date of payment; or

         (d) any representation or warranty in this Agreement or any other Loan Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Lender by any Borrower or any other Credit Party shall be untrue or incorrect as of the date when made or deemed made, regardless of whether such breach involves a representation or warranty with respect to a Credit Party that has not signed this Agreement; or

         (e) there shall be commenced against any Borrower or any other Credit Party any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which remains unstayed or undismissed for thirty (30) consecutive days; or any Borrower or any other Credit Party shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud any of its creditors or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or

         (f) a case or proceeding shall have been commenced involuntarily against any Borrower or any other Credit Party in a court having competent jurisdiction seeking a decree or order: (i) under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (x) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of its properties, or (y) the reorganization or winding up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (ii) invalidating or denying any Person's right, power, or competence to enter into or perform any of its obligations under any Loan Document or invalidating or denying the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

         (g) any Borrower or any other Credit Party shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or any substantial part of its properties, (ii) make a general assignment for the benefit of creditors, (iii) consent to or take any action in furtherance of, or, indicating its consent to, approval of, or acquiescence in, any of the acts set forth in paragraphs (e) or (f) of this
Section 7.1 or clauses (i) and (ii) of this paragraph (g), or (iv) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due; or

         (h) a final judgment or judgments for the payment of money in excess of the Minimum Actionable

Amount in the aggregate shall be rendered against any Borrower or any other Credit Party, unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or (ii) vacated, stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment; or

         (i) any other event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect; or

         (j) any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Lender shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral (or any Credit Party shall so assert any of the foregoing); or

         (k) a Change of Control shall have occurred with respect to any Corporate Credit Party; or

         (l) an ERISA Event shall have occurred that, in the opinion of the Lender, when taken together with all other ERISA Events that have occurred and are then continuing, could reasonably be expected to result in liability of any Credit Party in an aggregate amount exceeding the Minimum Actionable Amount; or

         (m) the giving of notice by Compass Bank to Parent under the Note Purchase Agreement requiring Parent to purchase the interest of Compass Bank under the DCRI L.P. No. 2 Loan Documents.

7.2 REMEDIES. (a) If any Default shall have occurred and be continuing, then Lender may terminate or suspend its obligation to make further Revolving Credit Advances and to incur additional Letter of Credit Obligations. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions:
(i) declare all or any portion of the Obligations to be forthwith due and payable, including contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable;
(ii) require that all Letter of Credit Obligations be fully cash collateralized pursuant to SCHEDULE C; or (iii) exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; PROVIDED, that upon the occurrence of any Event of Default specified in Sections 7.1 (e), (f) or (g), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Loans, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Lender.

         (b) Without limiting the generality of the foregoing, each Borrower and each other Credit Party executing this Agreement expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale, to the extent permitted by law, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right of equity of redemption, which right each Borrower and each other Credit Party executing this Agreement hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Credit Party's premises or elsewhere and shall have the right to use any Credit Party's premises without rent or other charge for such sales or other action with respect to the Collateral for such time as Lender deems necessary or advisable.

         (c) Upon the occurrence and during the continuance of an Event of Default and at Lender's request, each Borrower and each other Credit Party executing this Agreement further agrees to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Lender shall have no obligation to any Credit Party to maintain or preserve the rights of such Credit Party as against third parties with respect to any Collateral while such Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect thereto without prior notice or hearing. To the maximum extent permitted by applicable law, each Borrower and each other Credit Party executing this Agreement waives all claims, damages, and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Each Borrower and each other Credit Party executing this Agreement agrees that ten (10) days prior notice by Lender to such Credit Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Borrower and each other Credit Party shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

         (d) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

7.3 WAIVERS BY CREDIT PARTIES. Except as otherwise provided for in this Agreement and to the fullest extent permitted by applicable law, each Borrower and each other Credit Party executing this Agreement waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, the Notes or any other notes, commercial paper, Accounts, Contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Lender on which such Credit Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Each Borrower and each other Credit Party executing this Agreement acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other

Loan Documents and the transactions evidenced hereby and thereby.

7.4 PROCEEDS. The Proceeds of any sale, disposition or other realization upon any Collateral shall be applied by Lender upon receipt to the Obligations in such order as Lender may deem advisable in its sole discretion (including the cash collateralization of any Letter of Credit Obligations), and after the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Borrowers or their representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

8.       SUCCESSORS AND ASSIGNS

Each Loan Document shall be binding on and shall inure to the benefit of each Borrower and each other Credit Party executing such Loan Document, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Neither any Borrower nor any other Credit Party may assign, transfer, hypothecate, delegate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of Lender. Any such purported conveyance by such Borrower or such Credit Party without the prior express written consent of Lender shall be void. There shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Lender reserves the right at any time to create and sell participations in the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents.

9.       GUARANTOR WAIVERS BY BORROWERS

IF AND TO THE EXTENT THAT ANY OBLIGATION OF ANY BORROWER TO LENDER SHALL BE CONSIDERED AN OBLIGATION OF GUARANTY OR SURETYSHIP, THEN THE FOLLOWING PROVISIONS OF THIS SECTION 9 SHALL APPLY WITH RESPECT TO EACH SUCH BORROWER SOLELY TO THE EXTENT THAT SUCH BORROWER IS DEEMED TO ACT IN THE CAPACITY OF A GUARANTOR AND SHALL NOT EFFECT A WAIVER OF RIGHTS IN SUCH PERSON'S CAPACITY AS A BORROWER:

         (A) SUCH BORROWER EXPRESSLY WAIVES THE RIGHT TO REQUIRE LENDER FIRST TO PURSUE ANY OTHER PERSON, THE COLLATERAL, OR ANY OTHER SECURITY OR GUARANTY THAT MAY BE HELD FOR THE OBLIGATIONS, OR TO APPLY ANY SUCH SECURITY OR GUARANTY TO THE OBLIGATIONS BEFORE SEEKING FROM SUCH BORROWER PAYMENT IN FULL OF ITS LIABILITIES TO LENDER OR PROCEEDING AGAINST SUCH BORROWER FOR SAME.

         (B) SUCH BORROWER ACKNOWLEDGES THAT IF LENDER MAY, UNDER APPLICABLE LAW, PROCEED TO REALIZE ITS BENEFITS UNDER ANY OF THE LOAN DOCUMENTS GIVING LENDER A LIEN UPON ANY COLLATERAL, WHETHER OWNED BY ANY BORROWER OR BY ANY OTHER PERSON, EITHER BY JUDICIAL FORECLOSURE OR BY NON-JUDICIAL SALE OR ENFORCEMENT, LENDER MAY, AT ITS SOLE OPTION, DETERMINE WHICH OF ITS REMEDIES

OR RIGHTS IT MAY PURSUE WITHOUT AFFECTING ANY OF ITS RIGHTS AND REMEDIES. IF, IN THE EXERCISE OF ANY OF ITS RIGHTS AND REMEDIES, LENDER SHALL FORFEIT ANY OF ITS RIGHTS OR REMEDIES, INCLUDING ITS RIGHT TO ENTER A DEFICIENCY JUDGMENT AGAINST ANY BORROWER OR ANY OTHER PERSON, WHETHER BECAUSE OF ANY APPLICABLE LAWS PERTAINING TO "ELECTION OF REMEDIES" OR THE LIKE, SUCH BORROWER HEREBY CONSENTS TO SUCH ACTION BY LENDER AND WAIVES ANY CLAIM BASED UPON SUCH ACTION, EVEN IF SUCH ACTION BY LENDER SHALL RESULT IN A FULL OR PARTIAL LOSS OF ANY RIGHTS OF SUBROGATION WHICH SUCH BORROWER MIGHT OTHERWISE HAVE HAD BUT FOR SUCH ACTION BY LENDER. ANY ELECTION OF REMEDIES WHICH RESULTS IN THE DENIAL OR IMPAIRMENT OF THE RIGHT OF LENDER TO SEEK A DEFICIENCY JUDGMENT AGAINST ANY BORROWER SHALL NOT IMPAIR ANY OTHER BORROWER'S OBLIGATION TO PAY THE FULL AMOUNT OF THE OBLIGATIONS. IN THE EVENT LENDER SHALL BID AT ANY FORECLOSURE OR TRUSTEE'S SALE OR AT ANY PRIVATE SALE PERMITTED BY LAW OR THE LOAN DOCUMENTS, LENDER MAY BID ALL OR LESS THAN THE AMOUNT OF THE OBLIGATIONS AND THE AMOUNT OF SUCH BID NEED NOT BE PAID BY LENDER BUT SHALL BE CREDITED AGAINST THE OBLIGATIONS. THE AMOUNT OF THE SUCCESSFUL BID AT ANY SUCH SALE, WHETHER LENDER OR ANY OTHER PARTY IS THE SUCCESSFUL BIDDER, SHALL BE CONCLUSIVELY DEEMED TO BE THE FAIR MARKET VALUE OF THE COLLATERAL AND THE DIFFERENCE BETWEEN SUCH BID AMOUNT AND THE REMAINING BALANCE OF THE OBLIGATIONS SHALL BE CONCLUSIVELY DEEMED TO BE THE AMOUNT OF THE OBLIGATIONS GUARANTEED BY SUCH BORROWER, NOTWITHSTANDING THAT ANY PRESENT OR FUTURE LAW OR COURT DECISION OR RULING MAY HAVE THE EFFECT OF REDUCING THE AMOUNT OF ANY DEFICIENCY CLAIM TO WHICH LENDER MIGHT OTHERWISE BE ENTITLED BUT FOR SUCH BIDDING AT ANY SUCH SALE.

         (C) SUCH BORROWER AGREES THAT LENDER SHALL BE UNDER NO OBLIGATION TO
(I) MARSHAL ANY ASSETS IN FAVOR OF SUCH BORROWER, (II) PROCEED FIRST AGAINST ANY OTHER BORROWER OR PERSON OR ANY PROPERTY OF ANY OTHER BORROWER OR PERSON OR AGAINST ANY COLLATERAL, (III) ENFORCE FIRST ANY OTHER GUARANTY OBLIGATIONS WITH RESPECT TO, OR SECURITY FOR, THE OBLIGATIONS, OR (IV) PURSUE ANY OTHER REMEDY IN LENDER'S POWER THAT SUCH BORROWER MAY NOT BE ABLE TO PURSUE ITSELF AND THAT MAY LIGHTEN SUCH BORROWER'S BURDEN, ANY RIGHT TO WHICH SUCH BORROWER HEREBY EXPRESSLY WAIVES.

         (D) EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH SUCH BORROWER. EACH BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.      MISCELLANEOUS

10.1 COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). No Loan Document may be modified, altered or amended except by a written agreement signed by Lender, and each other Credit Party a party to such Loan Document. Each Borrower and each other Credit Party executing this Agreement or any other Loan Document shall have all duties and obligations under this Agreement and such other Loan Document from the date of its execution and delivery, regardless of whether the initial Loan has been funded at that time.

10.2 EXPENSES. Borrower agrees to pay or reimburse Lender for all costs and expenses (including the fees and expenses of all counsel, advisors, consultants (including environmental and management consultants) and auditors retained in connection therewith), incurred in connection with: (a) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents and the preservation of any rights thereunder; (b) collection including deficiency collections; (c) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of any Loan (including a wire transfer fee of $20 per wire transfer); (d) any amendment, waiver or other modification with respect to any Loan Document or advice in connection with the administration of the Loans or the rights thereunder; (e) any litigation, dispute, suit, proceeding or action (whether instituted by or between any combination of Lender, Borrower or any other Person), and an appeal or review thereof, in any way relating to the Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and (f) any effort (i) to monitor the Loans, (ii) to evaluate, observe or assess Borrower or any other Credit Party or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

10.3 NO WAIVER. Neither Lender's failure, at any time, to require strict performance by any Borrower or any other Credit Party of any provision of any Loan Document, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof or waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a Default or other provision under the Loan Documents shall not suspend, waive or affect any other Default or other provision under any Loan Document, and shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of any Borrower or any other Credit Party to Lender contained in any Loan Document and no Default by any Borrower or any other Credit Party under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to such Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

10.4 SEVERABILITY; SECTION TITLES. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any

Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under the Loan Documents shall in any way affect or impair the Obligations, duties, covenants, representations and warranties, indemnities, and liabilities of any Borrower or any other Credit Party or the rights of Lender relating to any unpaid Obligation (due or not due, liquidated, contingent or unliquidated), or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date, all of which shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that all indemnity obligations of the Credit Parties under the Loan Documents shall survive the Termination Date. The Section titles contained in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

10.5 AUTHORIZED SIGNATURE. Until Lender shall be notified in writing by any Borrower or any other Credit Party to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents, or employees to be that of an officer of such Borrower or such other Credit Party shall bind such Borrower and such other Credit Party and be deemed to be the act of such Borrower or such other Credit Party affixed pursuant to and in accordance with resolutions duly adopted by such Borrower's or such other Credit Party's Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance thereon shall have actual knowledge to the contrary.

10.6 NOTICES. Except as otherwise provided herein, whenever any notice, demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt or three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 10.6), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in SCHEDULE B or to such other address (or facsimile number) as may be substituted by notice given as herein provided. Failure or delay in delivering copies of any such communication to any Person (other than any Borrower or Lender) designated in SCHEDULE B to receive copies shall in no way adversely affect the effectiveness of communication.

10.7 COUNTERPARTS. Any Loan Document may be executed in any number of separate counterparts by one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument.

10.8 TIME OF THE ESSENCE. Time is of the essence for performance of the Obligations under the Loan Documents.

10.9 GOVERNING LAW. THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

10.10 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (A) EACH BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH BORROWER AND SUCH CREDIT PARTY AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER, SUCH BORROWER AND SUCH CREDIT PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. SUCH BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUCH BORROWER AND SUCH CREDIT PARTY HEREBY WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER OR SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN SCHEDULE B OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S OR SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         (B) THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER, ANY BORROWER AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

10.11 PRESS RELEASES. Neither any Credit Party nor any of its Affiliates will in the future issue any press release or other public disclosure using the name of General Electric Capital Corporation or its affiliates or referring to this Agreement or the other Loan Documents without at least two
(2) Business Days' prior notice to Lender and without the prior written consent of Lender unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or

Affiliate will consult with Lender before issuing such press release or other public disclosure.

10.12 REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned or restored by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any other Credit Party, or otherwise, all as though such payments had not been made.

11.      CROSS-GUARANTY

11.1 CROSS-GUARANTY. Each Borrower hereby absolutely and unconditionally guarantees to Lender and its successors and assigns the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations owed or hereafter owing to Lender by each other Borrower, including that portion of the Revolving Credit Loan attributable to each other Borrower. Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, and that its obligations under this Section 11 shall be absolute and unconditional, irrespective of, and unaffected by:

         (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

         (b) the absence of any action to enforce this Agreement (including this Section 11) or any other Loan Document or the waiver or consent by Lender with respect to any of the provisions hereof or thereof;

         (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Lender in respect thereof (including the release of any such security);

         (d)      the insolvency of any Credit Party; or

         (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by each Borrower that its obligations under this Section 11 shall not be discharged until the payment and performance, in full, of the Obligations has occurred. Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

11.2 WAIVERS BY BORROWERS. Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Lender to marshall assets or to proceed in respect of the Obligations guaranteed hereunder against any other Credit Party, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower and Lender that the foregoing waivers are of the essence of the transactions contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 11 and such waivers, Lender would decline to enter into this Agreement.

11.3 BENEFIT OF GUARANTY. Each Borrower agrees that the provisions of this Section 11 are for the benefit of Lender and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Lender, the obligations of such other Borrower under the Loan Documents.

11.4 SUBORDINATION OF SUBROGATION. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 11.7, each Borrower hereby expressly and irrevocably subordinates to payment of the Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Obligations are indefeasibly paid in full in cash. Each Borrower acknowledges and agrees that this waiver is intended to benefit Lender and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this Section 11, and that Lender and its successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 11.4.

11.5 ELECTION OF REMEDIES. If Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section
11. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Borrower hereby consents to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation which such Borrower might otherwise have had but for such action by Lender. Any election of remedies which results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Obligations. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Lender but may be credited against the Obligations. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 11, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

11.6 LIMITATION. Notwithstanding any provision herein contained to the contrary, each Borrower's liability under this Section 11 (which liability is in any event in addition to amounts for which such Borrower is primarily liable under Section 1) shall be limited to an amount not to exceed as of any date of determination the greater of:

         (a) the net amount of all Loans advanced to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower; and

         (b) the amount which could be claimed by Lender from such Borrower under this Section 11 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from each other Borrower under Section 11.7.

11.7 CONTRIBUTION WITH RESPECT TO GUARANTY OBLIGATIONS. (a) To the extent that any Borrower shall make a payment under this Section 11 of all or any of the Obligations (other than Loans made to that Borrower for which it is primarily liable) (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Borrower, exceeds the amount which such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Borrowers as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

         (b) As of any date of determination, the "Allocable Amount" of any Borrower shall be equal to the maximum amount of the claim which could then be recovered from such Borrower under this Section 11 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

         (c) This Section 11.7 is intended only to define the relative rights of Borrowers and nothing set forth in this Section 11.7 is intended to or shall impair the obligations of each Borrower to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 11.1. Nothing contained in this Section
11.7 shall limit the liability of any Borrower to pay the Loans made directly or indirectly to that Borrower and accrued interest, Fees and expenses with respect thereto for which such Borrower shall be primarily liable.

         (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of Borrower to which such contribution and indemnification is owing.

         (e) The rights of the indemnifying Borrowers against other Credit Parties under this Section 11.7 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of Lender's obligation to extend any credit under this Agreement.

11.8 LIABILITY CUMULATIVE. The liability of Borrowers under this Section 11 is in addition to and shall be cumulative with all liabilities of each Borrower to Lender under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.

                                 BORROWERS:

                                 MANAGEMENT ALLIANCE CORPORATION


                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------


                                 INFORMATION SYSTEMS CONSULTING CORP.


                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------


                                 DATATEK CONSULTING GROUP CORPORATION

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------


                                 TEXCEL SERVICES, INC.

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------


                                 MOUNTAIN, LTD.

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------

                                 OTHER CREDIT PARTIES:

                                 DIVERSIFIED CORPORATE RESOURCES, INC.

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------


                                 PREFERRED FUNDING CORPORATION

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------


                                 MAGIC NORTHEAST, INC.

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------


                                 LENDER:


                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By:
                                    ---------------------------------------
                                 Name:  Peter B. Cooney
                                 Title: Duly Authorized Signatory

                            SCHEDULE A - DEFINITIONS

Capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the other Loan Documents) the following respective meanings:

"Account Debtor" shall mean any Person who is or may become obligated with respect to, or on account of, an Account.

"Accounts" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments), whether arising out of goods sold or services rendered or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all moneys due or to become due to such Person under all purchase orders and contracts for the sale of goods or the performance of services or both by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), including the right to receive the proceeds of said purchase orders and contracts; and (v) all collateral security and guarantees of any kind given by any other Person with respect to any of the foregoing.

"Accounts Payable Analysis" shall mean a certificate in the form of Exhibit D

"Accounts Receivable Roll Forward Analysis" shall mean a certificate in the form of Exhibit E.

"Affiliate" shall mean, with respect to any Person: (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Stock having ordinary voting power for the election of directors of such Person; (ii) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. "Affiliate" shall not include, however, any institutional shareholder of Parent that may own more than ten percent (10%) of its issued and outstanding Stock.

"Agreement" shall mean this Agreement including all appendices, exhibits or schedules attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, each as in effect at the time such reference becomes operative; provided, that except as specifically set forth in this Agreement, any reference to the Disclosure Schedules to this Agreement shall be deemed a reference to the Disclosure Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and Lender.

"Books and Records" shall mean all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or any Borrower's business.

"Borrower" and "Borrowers" shall have the meanings assigned to them in the preamble of this Agreement.

"Borrowing Availability" shall mean, at any time with respect to any Borrower, the lesser of (i) the Maximum Amount less the sum of the aggregate Revolving Credit Loans attributable to the other Borrowers or (ii) such Borrower's Borrowing Base, in each case less reserves established by Lender from time to time.

"Borrowing Base" shall mean at any time with respect to any Borrower, an amount equal to the sum at such time of:

         (a) eighty five percent (85%) of the value (as determined by Lender) of such Borrower's Eligible Accounts arising from the rendition of contract staffing services; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the dilution of such Borrower's Accounts arising from the rendition of contract staffing services (calculated by Lender as the average dilution over the most recent 12 months) exceeds five percent (5%); PLUS

         (b) seventy-five percent (75%) of the value (as determined by Lender) of such Borrower's Eligible Accounts arising from the rendition of permanent placement services; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the dilution of such Borrower's Accounts arising from the rendition of permanent placement services (calculated by Lender as the average dilution over the most recent 12 months) exceeds ten percent (10%); LESS

         (c) the amount of the Seller Payment Reserve at such time.

"Borrowing Base Certificate" shall mean a certificate in the form of Exhibit
C.

"Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

"Capital Expenditures" shall mean all payments or accruals (including Capital Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

"Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise would be disclosed as such in a note to such balance sheet, other than, in the case of any Borrower, any such lease under which such Borrower is the lessor.

"Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

"Cash Collateral Account" shall have the meaning assigned to it in Schedule C.

"Change of Control" shall mean, with respect to any Person on or after the Closing Date, that any change in the composition of such Person's stockholders as of the Closing Date shall occur which would result in any stockholder or group acquiring 49.9% or more of any class of Stock of such Person, or that any Person (or group of Persons acting in concert) shall otherwise acquire, directly or indirectly (including through Affiliates), the power to elect a majority of the Board of Directors of such Person or otherwise direct the management or affairs of such Person by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise.

"Charges" shall mean all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, customs or other duties, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations,
(iii) the employees, payroll, income or gross receipts of any Credit Party,
(iv) the ownership or use of any assets by any Credit Party, or (v) any other aspect of any Credit Party's business.

"Chattel Paper" shall mean all "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located.

"Closing Date" shall mean the Business Day on which the conditions precedent set forth in Section 2 have been satisfied or specifically waived in writing by Lender, and the initial Loan has been made.

"Closing Fee" shall have the meaning assigned to it in Schedule E.

"Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

"Collateral" shall have the meaning assigned to it in Section 6.1.

"Collection Account" shall mean that certain account of Lender, account number 50-232-854 in the name of GECC CAF Depository at Bankers Trust Company, 1 Bankers Trust Plaza, New York, New York, ABA number 021-001-033.

"Commitment Termination Date" shall mean the earliest of (i) the Stated Expiry Date, (ii) the date Lender's obligation to advance funds is terminated pursuant to Section 7.2, and (iii) the date of indefeasible prepayment in full by Borrowers of the Obligations in accordance with the provisions of
Section 1.2(c).

"Contracts" shall mean all the contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

"Contractual Obligation" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound.

"Copyright License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting the right to use any Copyright or Copyright registration.

"Copyrights" shall mean all of the following now owned or hereafter acquired by any Person: (i) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (ii) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

"Corporate Credit Party" shall mean any Credit Party that is a corporation, partnership or limited liability company.

"Credit Party" shall mean each Borrower, Parent, and each other Person (other than Lender) that is or may become a party to this Agreement or any other Loan Document.

"DCRI L.P." shall mean DCRI L.P. No. 2, Inc., a Texas corporation.

"DCRI L.P. No. 2 Loan Documents" shall mean the two promissory notes, dated January 12, 1999, executed by DCRI L.P. payable to the order of Compass Bank in the aggregate principal amount of $500,000 and all instruments securing such notes, including a pledge agreement related to 165,000 shares of Parent's common Stock and a guarantor of J. Michael Moore.

"DCRI L.P. No. 2 Note Purchase Agreement" shall mean the Note Purchase Agreement, dated January 12, 1999, among Parent, DCRI L.P., Compass Bank, and
J. Michael Moore, pursuant to which Parent agreed to purchase from Compass Bank, upon the terms set forth therein, the DCRI L.P. No. 2 Loan Documents for a purchase price equal of the amount owing by DCRI L.P. thereunder.

"Datatek Purchase Agreement" shall mean the Purchase Agreement, dated March ___, 2000, among the Datatek Seller, as the seller, DCGC, as the purchaser, and the other parties thereto, providing for the sale by the Datatek Seller, and the purchase by DCGC, of the Datatek Seller's business of providing staffing services.

"Datatek Seller" shall mean Datatek Corporation, a Delaware corporation.

"Datatek January 1 Seller Payments" shall mean the sum of $170,625 which is an estimate of the amount to be payable by DCGC to the Datatek Seller on January 1 of the years 2001, 2002, 2003 and 2004 as required by Section 2.1(b)(2) of the Datatek Purchase Agreement.

"Datatek April 15 Seller Payments" shall mean the amount payable by DCGC to the Datatek Seller on April 15, 2001, 2002, 2003, 2004 and 2005 as required by Section 2.1(b)(3) of the Datatek Purchase Agreement

"Datatek January 1 Payment Reserve" shall be in the amount of $71,094 on the Closing Date but shall thereafter (a) increase by the sum of $14,219 on the first day of each month, commencing on the first day of the month next following the Closing Date, and (b) decrease by the amount of each Datatek Seller January 1 Payment made after the Closing Date for which Lender shall have received satisfactory evidence of the payment thereof. At such time as the Datatek January 1 Seller Payment due on January 1, 2001 and on January 1 of each year thereafter have been paid in full and Lender shall have received satisfactory evidence thereof, the amount of the Datatek January 1 Payment Reserve in effect as of January 1 of such year shall be reduced to zero. At such time as all of the Datatek Seller January 1 Payments have been paid in full and Lender shall have received satisfactory evidence of the payment thereof, the Datatek January 1 Payment Reserve shall be permanently reduced to zero.

"Datatek April 15 Payment Reserve" shall initially be in the amount of zero, but the amount of the Datatek April 15 Payment Reserve shall thereafter (a) increase, commencing on September 1 of each year and continuing on the first day of each month thereafter through April 1 of the following year, by an amount equal to (i) the product obtained by multiplying the amount of the Datatek April 15 Seller Payment due to be paid on the following April 15, as determined by Lender, TIMES seven (7), and (ii) dividing the product so obtained by twelve (12), and (b) decrease by the amount of each Datatek April 15 Seller Payment for which Lender shall have received satisfactory evidence of the payment thereof. At such time as the Datatek April 15 Seller Payment in each year has been paid in full and Lender shall have received satisfactory evidence thereof, the amount of the Datatek April 15 Payment Reserve in effect as of April 15 of each year shall be reduced to zero. At such time as all of the Datatek April 15 Seller Payments have been paid in full and Lender shall have received satisfactory evidence of the payment thereof, the Datatek April 15 Payment Reserve shall be permanently reduced to zero.

"Default" shall mean any Event of Default or any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

"Default Rate" shall have the meaning assigned to it in Section 1.5(c).

"Documents" shall mean all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

"Eligible Accounts" shall mean as at the date of determination with respect to any Borrower, all Accounts of such Borrower except any Account:

         (a) that does not arise from the sale of goods or the performance of services by such Borrower in the ordinary course of such Borrower's business;

         (b) upon which (i) such Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or
(ii) such Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

         (c) against which any defense, counterclaim or setoff, whether well-founded or otherwise, is asserted or which is a "contra" Account;

         (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or services performed and accepted by the Account Debtor obligated upon such Account;

         (e) with respect to which an invoice, acceptable to Lender in form and substance, has not been sent;

         (f) that is not owned by such Borrower or is subject to any right, claim, or interest of another Person, other than the Lien in favor of Lender;

         (g) that arises from a sale to or performance of services for an employee, Affiliate, Subsidiary or Stockholder of any Borrower or any other Credit Party, or an entity which has common officers or directors with any Borrower or any other Credit Party;

         (h) that is the obligation of an Account Debtor that is the Federal (or local) government or a political subdivision thereof, unless Lender has agreed to the contrary in writing and such Borrower has complied with the Federal Assignment of Claims Act of 1940 (or the state equivalent thereof, if any) with respect to such obligation;

         (i) that is the obligation of an Account Debtor located in a foreign country unless such Account is supported by a letter of credit in which Lender has a first priority perfected security interest by possession or credit insurance acceptable to Lender (and naming Lender as loss payee);

         (j) that is the obligation of an Account Debtor to whom any Borrower is or may become liable for goods sold or services rendered by the Account Debtor to any Borrower, to the extent of any Borrower's liability to such Account Debtor;

         (k) that arises with respect to goods which are delivered or services rendered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional, except in the case of those Accounts arising from the rendition of permanent placement services for which a Borrower may extend to the Account Debtor a guarantee of placement in the event that employment is terminated no more than sixty (60) days after the commencement of employment;

         (l) that is an obligation for which the total unpaid Accounts of the Account Debtor exceed 20% of the aggregate of all Accounts, to the extent of such excess;

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

         (m) that is not paid within 60 days from its due date or 90 days from its invoice date or that are Accounts of an Account Debtor if 50% or more of the Accounts owing from such Account Debtor remain unpaid within such time periods;

         (n) is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;

         (o) that arises from any bill-and-hold or other sale of goods which remain in any Borrower's possession or under any Borrower's control;

         (p) as to which Lender's interest therein is not a first priority perfected security interest;

         (q) to the extent that such Account exceeds any credit limit established by Lender in Lender's good faith credit judgement;

         (r) as to which any of such Borrower's representations or warranties pertaining to Accounts are untrue;

         (s) that represents interest payments, late or finance charges, or service charges owing to such Borrower; or

         (t) that is not otherwise acceptable in the good faith discretion of Lender, provided, that Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its good faith credit judgment..

"Environmental Laws" shall mean all Federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation).

"Environmental Liabilities" shall mean all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages of whatever nature, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand of whatever nature by any Person, and which relate to any health or safety condition regulated under any Environmental Law, environmental permits or in connection with any Release, threatened Release, or the presence of a Hazardous Material.

"Equipment" shall mean all "equipment" as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description which may be now or hereafter used in such Person's operations or which are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

"ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with any Credit Party, is treated as a single employer under Section 414(b), (c), (m) or (o) of the IRC, or, solely for the purposes of Section 302 of ERISA and Section 412 of the IRC, is treated as a single employer under Section 414 of the IRC.

"ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the IRC or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(b) of the IRC or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Credit Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Credit Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan; (f) the incurrence by any Credit Party or any ERISA Affiliate of any liability with respect to any withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Credit Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Credit Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

"Event of Default" shall have the meaning assigned to it in Section 7.1.

"Fees" shall mean the fees due to Lender as set forth in Schedule E.

"Financial Statements" shall mean the consolidated and consolidating income statement, balance sheet and statement of cash flows of each Borrower and its Subsidiaries, internally prepared for each Fiscal Month, and audited for each Fiscal Year, prepared in accordance with GAAP; PROVIDED, HOWEVER, in the case of interim statements for each Fiscal Month, (i) the statement of cash flows shall only be on a consolidated basis and (ii) footnotes may be omitted.

"Fiscal Month" shall mean any of the monthly accounting periods of Borrowers.

"Fiscal Quarter" shall mean any of the quarterly accounting periods of Borrowers.

"Fiscal Year" shall mean the 12 month period of Borrowers ending December 31 of each year. Subsequent changes of the fiscal year of Borrowers shall not change the term "Fiscal Year" unless Lender shall consent in writing to such change.

"GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

"General Intangibles" shall mean all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest which such Person may now or hereafter have in or under any Contract, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification.

"Goods" shall mean all "goods," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including movables, fixtures, equipment, inventory, or other tangible personal property.

"Goodwill" shall mean all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

"Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such guaranteeing Person (whether or not contingent): (i) to purchase or repurchase any such primary obligation; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or
(iv) to indemnify the owner of such primary obligation against loss in respect thereof.

"Guarantor" shall mean each Person which executes a guaranty or a support, put or other similar agreement in favor of Lender in connection with the transactions contemplated by this Agreement.

"Guaranty" shall mean any agreement to perform all or any portion of the Obligations on behalf of Borrower or any other Credit Party, in favor of, and in form and substance satisfactory to, Lender, together with all amendments, modifications and supplements thereto, and shall refer to such Guaranty as the same may be in effect at the time such reference becomes operative.

"Hazardous Material" shall mean any substance, material or waste which is regulated by or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance which is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

"Hazardous Waste" shall have the meaning ascribed to such term in the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et. seq.).

"Indebtedness" of any Person shall mean: (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business and not more than 45 days past due); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all Capital Lease Obligations; (v) all Guaranteed Indebtedness; (vi) all Indebtedness referred to in clauses (i), (ii), (iii),
(iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (vii) the Obligations; and (viii) all liabilities under Title IV of ERISA.

"Indemnified Liabilities" and "Indemnified Person" shall have the meaning assigned to such terms in Section 1.11.

"Index Rate" shall mean the latest "Prime Rate", which normally is published in the "Money Rates" section of The Wall Street Journal (or if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select). The Index Rate shall be determined
(i) on the first Business Day immediately prior to the Closing Date and (ii) thereafter, on the last Business Day of each calendar month for calculation of interest for the following month.

"Instruments" shall mean all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

"Intellectual Property" shall mean any and all Licenses, Patents, Copyrights, Trademarks, trade secrets and customer lists.

"Inventory" shall mean all "inventory," as such term is defined in the Code, now or hereafter owned or acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property which are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

"Investment Property" shall mean all "investment property," as such term is defined in the Code, now or hereafter acquired by any Person, wherever located.

"IRC" and "IRS"shall mean respectively, the Internal Revenue Code of 1986 and the Internal Revenue Service, and any successors thereto.

"Lender" shall mean General Electric Capital Corporation and, if at any time Lender shall decide to assign or syndicate all or any of the Obligations, such term shall include such assignee or such other members of the syndicate.

"Letters of Credit" shall mean any and all commercial or standby letters of credit issued at the request and for the account of any Borrower for which Lender has incurred Letter of Credit Obligations.

"Letter of Credit Fee" shall have the meaning assigned to it in Schedule E.

"Letter of Credit Obligations" shall mean all outstanding obligations (including all duty, freight, taxes, costs, insurance and any other charges and expenses) incurred by Lender, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guarantee, by Lender or another, of Letters of Credit, all as further set forth in Schedule C.

"License" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Person.

"Lien" shall mean any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

"Litigation" shall mean any claim, lawsuit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority.

"Loan Documents" shall mean this Agreement, the Notes, the Financial Statements, each Guaranty, the Power of Attorney, the Lock Box Account Agreements, each Subsidiary Joinder Agreement, and the other documents and instruments listed in Schedule F, and all security agreements, mortgages and all other documents, instruments, certificates, and notices at any time delivered by any Person (other than Lender) in connection with any of the foregoing.

"Loans" shall mean the Revolving Credit Loan including the Letter of Credit Obligations.

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

"Lock Box Account" and "Lock Box Account Agreement" shall have the meanings assigned to such terms in Schedule D.

"Magic" shall mean Magic Northeast, Inc., a Delaware corporation.

"Material Adverse Effect" shall mean: (i) a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of any Borrower or any other Credit Party or the industry within which such Borrower or any other Credit Party operates, (b) any Borrower's or any other Credit Party's ability to pay or perform the Obligations under the Loan Documents to which such Credit Party is a party in accordance with the terms thereof, (c) the Collateral or Lender's Liens on the Collateral or the priority of any such Lien, or (d) Lender's rights and remedies under this Agreement and the other Loan Documents.

"Maximum Amount" shall mean $15,000,000.

"Minimum Actionable Amount" shall mean $100,000.

"Mountain Purchase Agreement" shall mean the Purchase Agreement, dated August 6, 1999, among the Mountain Sellers, as the seller, Magic Northeast, Inc., as the purchaser, and the other parties thereto, providing for the sale by the Mountain Sellers, and the purchase by Magic Northeast, Inc., of all of the issued and outstanding stock of ML.

"Mountain Sellers" shall mean Joseph H. Hosmer and Sandra Hosmer.

"Mountain Seller Payments" shall mean the sum of $1,178,490 which is an estimate of the amount to be payable to the Mountain Sellers on October 1 of the years 2000, 2001 and 2002 as required by Section 2.1(a)(ii) of the Mountain Purchase Agreement.

"Mountain Payment Reserve" shall be in the amount of $687,167 on the Closing Date but shall thereafter (a) increase by the sum of $98,167 on the first day of each month, commencing on the first day of the month next following the Closing Date, and (b) decrease by the amount of each Mountain Seller Payment made after the Closing Date for which Lender shall have received satisfactory evidence of the payment thereof. At such time as the Mountain Seller Payments due on October 1, 2000 and on October 1 of each year thereafter have been paid in full and Lender shall have received satisfactory evidence thereof, the amount of the Mountain Payment Reserve in effect as of October 1 of such year shall be reduced to zero. At such time as all of the Mountain Seller Payments have been paid in full and Lender shall have received satisfactory evidence of the payment thereof, the Mountain Payment Reserve shall be permanently reduced to zero.

"Multiemployer Plan" shall mean a "multiemployer plan," as defined in Section 4001(a) (3) of ERISA, to which Borrower, any other Credit Party or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

"Net Borrowing Availability" shall mean at any time with respect to any Borrower, such Borrower's

Borrowing Availability less the Revolving Credit Loan attributable to such Borrower.

"New Subsidiary" shall have the meaning assigned to it in Section 5(a).

"Notes" shall mean the Revolving Credit Notes.

"Notice of Revolving Credit Advance" shall have the meaning assigned to it in
Section 1.1(b).

"Obligations" shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by any Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between such Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to any Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of any Guarantor under any Guaranty.

"Patent License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

"Patents" shall mean all of the following in which any Person now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

"PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

"PFC" shall mean Preferred Funding Corporation, a Texas corporation.

"Permitted Encumbrances" shall mean the following encumbrances: (i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 3.10; (ii) pledges or deposits securing obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee made in the ordinary course of business; (iv) deposits securing public or statutory obligations of any Credit Party; (v) inchoate and unperfected workers', mechanics', or similar liens arising in the ordinary course of business so long as such Liens attach only to Equipment, fixtures or real estate; (vi) carriers', warehouseman's', suppliers' or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $25,000 at any time so long as such Liens attach only to Inventory; (vii) deposits of money securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (viii) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real estate; (ix) Purchase Money Liens securing Purchase Money Indebtedness (or rent) to the extent permitted under Section 5(b)(vi); (x) Liens in existence on the Closing Date as disclosed on Disclosure Schedule 5(e) provided that no such Lien is spread to cover additional property after the Closing Date and the amount of Indebtedness secured thereby is not increased.; and (xi) Liens in favor of Lender securing the Obligations.

"Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

"Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the IRC or Section 302 of ERISA, and in respect of which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

"Prepayment Fee" shall mean the prepayment fee specified in Schedule E.

"Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Borrower or any other Credit Party from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to any Borrower or any other Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iii) any claim of any Borrower or any other Credit Party against third parties (a) for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by any Borrower or any other Credit Party against third parties with respect to any litigation or dispute concerning any Collateral; and (v) any and all other amounts from time to time paid or payable under or in connection with any Collateral, upon disposition or otherwise.

"Projections" shall mean as of any date the consolidated and consolidating balance sheet, statements of income and cash flow for each Borrower and its Subsidiaries (including forecasted Capital Expenditures and Net Borrowing Availability) (i) by month for the next Fiscal Year, and (ii) by year for the following three Fiscal Years, in each case prepared in a manner consistent with GAAP and accompanied by senior management's discussion and analysis of such plan; PROVIDED, HOWEVER, the statement of cash flows included within the Projections shall only be on a consolidated basis.

"Purchase Money Indebtedness" shall mean (i) any Indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (ii) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (iii) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

"Purchase Money Lien" shall mean any Lien upon any fixed assets which secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

"Real Property" shall have the meaning assigned to it in Section 3.15.

"Release" shall mean, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

"Requirement of Law" shall mean as to any Person, the Certificate or Articles of Incorporation and ByLaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Restricted Payment" shall mean: (i) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of any Borrower's or any other Credit Party's Stock; (ii) any payment or distribution made in respect of any subordinated Indebtedness of any Borrower or any other Credit Party in violation of any subordination or other agreement made in favor of Lender; (iii) any payment on account of the purchase, redemption, defeasance or other retirement of any Borrower's or any other Credit Party's Stock or Indebtedness or any other payment or distribution made in respect of any thereof, either directly or indirectly; other than (a) that arising under this Agreement or (b) interest and principal, when due without acceleration or modification of the amortization as in effect on the Closing Date, under Indebtedness (not including subordinated Indebtedness, payments of which shall be permitted only in accordance with the terms of the relevant subordination agreement made in favor of Lender) described in Disclosure Schedule (5(b)) or otherwise permitted under Section 5(b)(vi); or (iv) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person which is not expressly and specifically permitted in this Agreement; provided, that no payment to Lender shall constitute a Restricted Payment.

"Revolving Credit Advance" shall have the meaning assigned to it in
Section 1.1(a).

"Revolving Credit Loan" shall mean at any time the sum of (i) the aggregate amount of Revolving Credit Advances then outstanding, plus (ii) the total Letter of Credit Obligations incurred by Lender and outstanding at such time, plus (iii) the amount of accrued but unpaid interest thereon and Letter of Credit Fees with respect thereto.

"Revolving Credit Note" shall mean each promissory note dated the Closing Date, executed by a Borrower substantially in the form of Exhibit F.

"Revolving Credit Rate" shall have the meaning assigned to it in Section
1.5(a).

"Seller Payment Reserve" shall mean, as of any date of determination thereof, the aggregate amount of the Datatek January 1 Payment Reserve, the Datatek April 15 Payment Reserve, the Mountain Payment Reserve and the Texcel Payment Reserve in effect at such date.

"Stated Expiry Date" shall mean May __, 2003.

"Stock" shall mean all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

"Stockholder" shall mean each holder of Stock of any Borrower or any other Credit Party.

"Subordinated Debt" shall mean any Indedtedness of Parent or any of its Subsidiaries which is subordinated to the prior payment in full of the Obligations upon terms satisfactory to Lender and is subject to the terms and provisions of a subordination agreement executed by the holder of such subordinated Indebtedness and Lender, and acknowledged and agreed to by the issuer of such subordinated Indebtedness, in form and substance satisfactory to Lender.

"Subordinated Intercompany Notes" shall mean the master Subordinated Demand Promissory Notes, each dated on or about the Closing Date, executed by each Borrower to the order of each other Borrower, in form and substance satisfactory to Lender, and assigned to Lender as additional security for the Obligations.

"Subsidiary" shall mean, with respect to any Person, (i) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (ii) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person has an equity interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or manager or may exercise the powers of a general partner or manager.

"Subsidiary Joinder Agreement" shall mean a Subsidiary Joinder Agreement in the form of Exhibit M to this Agreement.

"Taxes" shall mean taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

"Termination Date" shall mean the date on which all Obligations under this Agreement are indefeasibly paid in full, in cash (other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided that Borrowers shall have funded such amounts in cash in full into the Cash Collateral Account), and Borrowers shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement.

"Texcel Purchase Agreement" shall mean the Asset Purchase Agreement, dated October 7, 1998, among the Texcel Sellers, as the seller, TSI (as the successor to DCRI Acquisition Corporation), as the purchaser, and the other parties thereto, providing for the sale by the Texcel Sellers, and the purchase by DCGC, of the Texcel Sellers' business of providing staffing services.

"Texcel Sellers" shall mean Texcel, Inc. and Texcel Technical Services, Inc., each a Pennsylvania corporation.

"Texcel Seller Payments" shall mean the sum of $930,000 which is an estimate of the amount to be payable by TSI to the Texcel Sellers on October 1 of the years 2000 and 2001 as required by Section 2.1(a)(ii) of the Texcel Purchase Agreement.

"Texcel Payment Reserve" shall be in the amount of $542,500 on the Closing Date but shall thereafter (a) increase by the sum of $77,500 on the first day of each month, commencing on the first day of the month next following the Closing Date, and (b) decrease by the amount of each Texcel Seller Payment made after the Closing Date for which Lender shall have received satisfactory evidence of the payment thereof. At such time as the Texcel Seller Payments due on October 1, 2000 and on October 1 of each year thereafter have been paid in full and Lender shall have received satisfactory evidence thereof, the amount of the Texcel Payment Reserve in effect as of October 1 of such year shall be reduced to zero. At such time as all of the Texcel Seller Payments have been paid in full and Lender shall have received satisfactory evidence of the payment thereof, the Texcel Payment Reserve shall be permanently reduced to zero.

"Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting any right to use any Trademark or Trademark registration.

"Trademarks" shall mean all of the following now owned or hereafter acquired by any Person: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

"Unused Line Fee" shall have the meaning assigned to it in Schedule E.

"Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Any accounting term used in this Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Closing Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code. The words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural,; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (e) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                                   Schedule B

                  LENDER'S AND BORROWERS' ADDRESSES FOR NOTICES

Lender's Address:

Address:          Suite 350, 6100 Fairview Road
                  Charlotte, NC  28210
Att'n:            Diversified Corporate Resources, Inc. and Subsidiaries Account
                  Manager
Telephone:        704-643-6377
Facsimile:        704-553-4150

Address for each Borrower and each Credit Party:

Address:          12801 North Central Expressway, Suite 350
                  Dallas, Texas  75243
Att'n:            President
Telephone:        972-458-8500
Facsimile:        972-458-2801

                                   SCHEDULE C

                                LETTERS OF CREDIT

1. Lender agrees, subject to the terms and conditions hereinafter set forth, to incur Letter of Credit Obligations in respect of the issuance of Letters of Credit issued on terms acceptable to Lender and supporting obligations of each Borrower incurred in the ordinary course of such Borrower's business, in order to support the payment of such Borrower's inventory purchase obligations, insurance premiums, or utility or other operating expenses and obligations, as Diversified Corporate Resources, Inc. shall request as agent for such Borrower by written notice to Lender that is received by Lender not less than five Business Days prior to the requested date of issuance of any such Letter of Credit; PROVIDED, that: (a) that the aggregate amount of all Letter of Credit Obligations in favor of such Borrower at any one time outstanding (whether or not then due and payable) shall not exceed [n/a]; (b) no Letter of Credit shall have an expiry date which is later than the Stated Expiry Date or one year following the date of issuance thereof; and (c) Lender shall be under no obligation to incur any Letter of Credit Obligation if after giving effect to the incurrence of such Letter of Credit Obligation, the Net Borrowing Availability would be less than zero. The maximum amount payable in respect of each Letter of Credit requested by any Borrower will be guaranteed by Lender in favor of the issuing bank under terms of a separate agreement between Lender and the issuing bank. Each Borrower will enter into an application and agreement for such Letter of Credit with the issuing bank selected by Lender (which may be an Affiliate of Lender). The bank that issues any Letter of Credit pursuant to this Agreement shall be determined by Lender in its sole discretion.

2. The notice to be provided to Lender requesting that Lender incur Letter of Credit Obligations shall be in the form of a Letter of Credit application in the form customarily employed by the issuing bank, together with a written request by the applicable Borrower and the bank that Lender approve such Borrower's application. Upon receipt of such notice Lender shall establish a reserve against such Borrower's Borrowing Availability in the amount of 100% of the face amount of the Letter of Credit Obligation to be incurred. Approval by Lender in the written form agreed upon between Lender and the issuing bank (a) will authorize the bank to issue the requested Letter of Credit, and (b) will conclusively establish the existence of the Letter of Credit Obligation as of the date of such approval.

3. In the event that Lender shall make any payment on or pursuant to any Letter of Credit Obligation, Borrower shall be unconditionally obligated to reimburse Lender therefor, and such payment shall then be deemed to constitute a Revolving Credit Advance in favor of such Borrower. For purposes of computing interest under SECTION 1.5, a Revolving Credit Advance made in satisfaction of a Letter of Credit Obligation shall be deemed to have been made as of the date on which the issuer or endorser makes the related payment under the underlying Letter of Credit.

4. In the event that any Letter of Credit Obligations, whether or not then due or payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower will either (a) cause the underlying Letter of Credit to be returned and canceled and each corresponding Letter of Credit Obligation to be terminated, or (b) pay to Lender, in immediately available funds, an amount equal to 105% of the maximum amount then available to be drawn under all Letters of Credit in favor of such Borrower not so returned and canceled to be held by Lender as cash collateral in an account under the exclusive dominion and control of Lender (the "Cash Collateral Account").

5. In the event that Lender shall incur any Letter of Credit Obligations in favor of any Borrower, such Borrower agrees to pay the Letter of Credit Fee to Lender as compensation to Lender for incurring such Letter of Credit Obligations. In addition, such Borrower shall reimburse Lender for all fees and charges paid by Lender on account of any such Letters of Credit or Letter of Credit Obligations to the issuing bank.

6. Each Borrower's Obligations to lender with respect to any Letter of Credit or Letter of Credit Obligation shall be evidenced by Lender's records and shall be absolute, unconditional and irrevocable and shall not be affected, modified or impaired by (a) any lack of validity or enforceability of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation; (b) any amendment or waiver of or consent to depart from all or any of the terms of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation; (c) the existence of any claim, set-off, defense or other right which any Borrower or any other Credit Party may have against Lender, the issuer or beneficiary of such Letter of Credit, or any other Person, whether in connection with this Agreement, any other Loan Document or such Letter of Credit or the transactions contemplated thereby or any unrelated transactions; or (d) the fact that any draft, affidavit, letter, certificate, invoice, bill of lading or other document presented under or delivered in connection with such Letter of Credit or any other Letter of Credit proves to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to have been untrue or incorrect in any respect.

7. In addition to any other indemnity obligations which any Borrower may have to Lender under this Agreement and without limiting such other indemnification provisions, Each Borrower hereby agrees to indemnify Lender from and to hold Lender harmless against any and all claims, liabilities, losses, costs and expenses (including, attorneys' fees and expenses) which Lender may (other than as a result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (a) the issuance of or payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation or (b) any suit, investigation or proceeding as to which Lender is or may become a party as a consequence, directly or indirectly, of the issuance of any Letter of Credit, the incurring of any Letter of Credit Obligation or any payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation. The obligations of each Borrower under this paragraph shall survive any termination of this Agreement and the payment in full of the Obligations.

8. Each Borrower hereby assumes all risks of the acts, omissions or misuse of each Letter of Credit by the beneficiary or issuer thereof and, in connection therewith, Lender shall not be responsible (a) for the validity, sufficiency, genuineness or legal effect of any document submitted in connection with any drawing under any Letter of Credit even if it should in fact prove in any respect to be invalid, insufficient, inaccurate, untrue, fraudulent or forged; (b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or any rights or benefits thereunder or any proceeds thereof, in whole or in part, even if it should prove to be invalid or ineffective for any reason; (c) for the failure of any issuer or beneficiary of any Letter of Credit to comply fully with the terms thereof, including the conditions required in order to effect or pay a drawing thereunder; (d) for any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopy, telex or otherwise; (e) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under any Letter of Credit; or (f) for any consequences arising from causes beyond the direct control of Lender.

                                   Schedule D

                                 CASH MANAGEMENT

Borrowers agree to establish, and to maintain, until the Termination Date, the cash management system described below:

1. No Corporate Credit Party: (i) shall not (nor shall it permit any of its Subsidiaries to) open or maintain any deposit, checking, operating or other bank account, or similar money handling account, with any bank or other financial institution except for those accounts identified in ATTACHMENT I hereto (to include a petty cash account not to exceed $5,000 during any Fiscal Month, and a payroll account not to exceed an amount equal to one regular payroll at any time); and (ii) shall close or permit to be closed any of the accounts listed in ATTACHMENT I hereto, in each case without Lender's prior written consent, and then only after such Credit Party has implemented agreements with such bank or financial institution and Lender acceptable to Lender. Notwithstanding the foregoing, any Corporate Credit Party may maintain a miscellaneous disbursment account, provided that the balance of any such disbursment account shall not at any time exceed $1,000 and the aggregate balances of all such disbursment accounts maintained by all of the Corporate Credit Parties shall not at any time exceed $10,000 in the aggregate.

2. Commencing on the Closing Date and until the Termination Date, each Corporate Credit Party shall cause to be deposited directly all cash, checks, notes, drafts or other similar items relating to or constituting proceeds of or payments made in respect of any and all Collateral into lock boxes or lock box accounts in such Credit Party's name (collectively, the "Lock Box Accounts") set forth in paragraph 1 of ATTACHMENT I hereto.

3. On or before the Closing Date, each bank at which the Lock Box Accounts are held shall have entered into tri-party lock box agreements (the "Lock Box Account Agreements") with Lender and the applicable Credit Party, in form and substance acceptable to Lender. Each such Lock Box Account Agreement shall provide, among other things, that (a) such bank executing such agreement has no rights of setoff or recoupment or any other claim against such Lock Box Account, other than for payment of its service fees and other charges directly related to the administration of such account, and (b) such bank agrees to sweep on a daily basis all amounts in the Lock Box Account to the Collection Account.

4. On the Closing Date, (a) the lock box and blocked account arrangements shall immediately become operative at the banks at which the Lock Box Accounts are maintained, and (b) amounts outstanding under the Revolving Credit Loan (for purposes of the Borrowing Availability) shall be reduced through daily sweeps, by wire transfer, of the Lock Box Accounts into the Collection Account. Borrowers acknowledge that they shall have no right to gain access to any of the moneys in the Lock Box Accounts until after the Termination Date.

5. Each Borrower may maintain, in its name, accounts (the "Disbursement Accounts") at a bank or banks acceptable to Lender into which Lender shall, from time to time, deposit proceeds of Revolving Credit Advances made pursuant to Section 1.1 for use solely in accordance with the provisions of
Section 1.3. All of the Disbursement Accounts as of the Closing Date are listed in paragraph 2 of ATTACHMENT I hereto.

6. Upon the request of Lender, each Corporate Credit Party shall forward to Lender, on a daily basis, evidence of the deposit of all items of payment received by such Credit Party into the Lock Box Accounts and copies of all such checks and other items, together with a statement showing the application of those items relating to payments on Accounts to outstanding Accounts and a collection report with regard thereto in form and substance satisfactory to Lender.

                           ATTACHMENT I to SCHEDULE D


LIST OF BANK ACCOUNTS


         1. LOCK BOX ACCOUNTS.



         2. DISBURSEMENT ACCOUNTS.



         3. PETTY CASH ACCOUNT. (not to exceed $$5,000).



         4. PAYROLL ACCOUNT (not to exceed one regular payroll).

                                SCHEDULE E - FEES

1. UNUSED LINE FEE: For each day from the Closing Date, and through and including the Termination Date, an amount equal to the product obtained by multiplying (a) the sum of (i) until the first day of the month following any day when the outstanding balance of the Revolving Credit Loan is more than $10,000,000, $10,000,000, and, at all times thereafter, the Maximum Amount, less (ii) the Revolving Credit Loan for such day, times (b) .25%, and then dividing such product by 360. The Unused Line Fee for each month (except for the month in which the Termination Date occurs) is payable on the first day of each calendar month following the Closing Date; the final monthly installment of the Unused Line Fee is payable on the Termination Date. Notwithstanding the foregoing, any unpaid Unused Line Fee is immediately due and payable on the Commitment Termination Date.

2. LETTER OF CREDIT FEE: For each day for which Lender maintains Letter of Credit Obligations outstanding, an amount equal to the amount of the Letter of Credit Obligations outstanding on such day, multiplied by [n/a]%, the product of which is then divided by 360. The Letter of Credit Fee incurred for each month is payable at the same time each payment of the Unused Line Fee is due. Notwithstanding the foregoing, any unpaid Letter of Credit Fee is immediately due and payable on the Commitment Termination Date.

3. PREPAYMENT FEE: For the Revolving Credit Loan, an amount equal to product obtained by multiplying (a) until the first day of the month following any day when the outstanding balance of the Revolving Credit Loan is more than $10,000,000, $10,000,000, and, at any times thereafter, the Maximum Amount, TIMES (b) the following percentage:

         (i) 2% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrowers or upon Default) on or after the Closing Date and on or before the first anniversary of the Closing Date, payable on the Commitment Termination Date;

         (ii) 1% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrowers or upon Default) after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date, payable on the Commitment Termination Date; or

         (iii) 0.5% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrowers or upon Default) after the second anniversary of the Closing Date and on or before the Stated Expiry Date then in effect, payable on the Commitment Termination Date.

Each Borrower acknowledges and agrees that (i) it would be difficult or impractical to calculate Lender's actual damages from early termination of Lender's obligation to make further Revolving Credit Advances and incur additional Letter of Credit Obligations for any reason pursuant to Section 1.2(c) or Section 7.2, (ii) the Prepayment Fees provided above are intended to be fair and reasonable approximations of such damages, and (iii) the Prepayment Fees are not intended to be penalties.

5. AUDIT FEES: Borrowers jointly and severally agree to reimburse Lender at the rate of $750 per person per day, plus out of pocket expenses, for the audit reviews, field examinations and collateral examinations conducted by Lender.

                                   Schedule F

                              SCHEDULE OF DOCUMENTS


The obligation of Lender to make the initial Revolving Credit Advances and extended other credit is subject to satisfaction of the condition precedent that Lender shall have received the following, each, unless otherwise specified below or the context otherwise requires, dated the Closing Date, in form and substance satisfactory to Lender and its counsel:

PRINCIPAL LOAN DOCUMENTS

1. AGREEMENT. The Loan and Security Agreement duly executed by Borrowers and the other Credit Parties.

2.       NOTES. Duly executed Notes to the order of Lender evidencing the Loans.

3. BORROWING BASE CERTIFICATE. An original Borrowing Base Certificate duly executed by a responsible officer of Borrowers.

4. NOTICE OF REVOLVING CREDIT ADVANCE. An original Notice of Revolving Credit Advance duly executed by a responsible officer of Leading Borrower.

COLLATERAL DOCUMENTS.

1. ACKNOWLEDGMENT COPIES OF FINANCING STATEMENTS. Acknowledgment copies of proper Financing Statements (Form UCC-l) (the "Financing Statements") duly filed under the Code in all jurisdictions as may be necessary or, in the opinion of Lender, desirable to perfect Lender's Lien on the Collateral.

2. UCC SEARCHES. Certified copies of UCC Searches, or other evidence satisfactory to Lender, listing all effective financing statements which name Borrowers and the other Credit Parties (under present name, any previous name or any trade or doing business name) as debtor and covering all jurisdictions referred to in paragraph (1) immediately above, together with copies of such other financing statements.

3. INTELLECTUAL PROPERTY DOCUMENTS. Agreements relating to the granting to Lender of a security interest in Intellectual Property of Borrowers and the other Credit Parties to the extent applicable in a form suitable for filing with the appropriate Federal filing office.

4. OTHER RECORDINGS AND FILINGS. Evidence of the completion of all other recordings and filings (including UCC-3 termination statements and other Lien release documentation) as may be necessary or, in the opinion of and at the request of Lender, desirable to perfect Lender's Lien on the Collateral and ensure such Collateral is free and clear of other Liens.

5. POWER OF ATTORNEY. Powers of Attorney duly executed by each Credit Party executing the Agreement.

6. INTERCOMPANY NOTES. The originals of the Subordinated Intercompany Notes, duly endorsed to the order of Lender.

THIRD PARTY AGREEMENTS.

1. LANDLORD AND MORTGAGEE CONSENTS. Unless otherwise agreed to in writing by Lender, duly executed landlord and mortgagee waivers and consents from the landlords and mortgagees of all of each Borrower's leased or owned locations where Collateral is held, in each case, in form and substance satisfactory to Lender.

2. CASH MANAGEMENT SYSTEM. Duly executed Lock Box Account Agreements and, if required by Lender, pledged account agreements in respect of the Disbursement Accounts as contemplated by Schedule D.

3. GUARANTEES. Guarantees executed by each Credit Party that is not a Borrower.

OTHER DOCUMENTS.

1. SECRETARY CERTIFICATE. A Secretary Certificate in the form of Exhibit H to the Agreement duly completed and executed by the Secretary of each Credit Party executing the Agreement, together with all attachments thereto.

2. FINANCIAL STATEMENTS AND PROJECTIONS. Copies of the Financial Statements and Projections, which Projections shall include a capital expenditures budget for Borrowers in form and substance satisfactory to Lender.

4.       INSURANCE POLICIES. Certified copies of insurance policies described in
         Section 3.16, together with evidence showing loss payable or additional insured clauses or endorsements in favor of Lender.

5. EXISTING LEASE AGREEMENTS. Copies of any existing real property leases and equipment leases to which each Borrower is a party and any other document or instrument evidencing or relating to existing Indebtedness of Borrowers, together with all certificates, opinions, instruments, security documents and other documents relating thereto, all of which shall be satisfactory in form and substance to Lender, certified by an authorized officer of Borrowers as true, correct and complete copies thereof.

                                   Schedule G
                               FINANCIAL COVENANTS

A.  DEFINITIONS

As used in this Agreement (including this Schedule G covenant), the following terms shall have the following meanings:

"EBITDA" shall mean, for any period, the Net Income (Loss) of Parent and its Subsidiaries on a consolidated basis for such period, PLUS interest expense, income tax expense, amortization expense, depreciation expense and extraordinary losses and MINUS extraordinary gains, in each case, of Parent and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

"FIXED CHARGE COVERAGE RATIO" shall mean, for any period, the ratio of the following for Parent and its Subsidiaries on a consolidated basis determined in accordance with GAAP: (a) EBITDA for such period LESS Capital Expenditures for such period which are not financed through the incurrence of any Indebtedness (excluding the Revolving Credit Loan) to (b) the sum of (I) interest expense paid or accrued in respect of any Indebtedness during such period, PLUS (ii) taxes to the extent accrued or otherwise payable with respect to such period PLUS (iii) regularly scheduled payments of principal paid or that were required to be paid on Funded Debt (excluding the Revolving Credit Loan) during such period PLUS (iv) any decreases to consolidated shareholders equity resulting from treasury stock purchases or dividends distributed or declared.

"FUNDED DEBT" shall mean, for any Person, all of such Person's Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from, or is directly or indirectly renewable or extendible at the option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from, the date of creation thereof, including current maturities of long-term debt, revolving credit, and short-term debt extendible beyond one year at the option of such Person but excluding capital leases.

"NET INCOME (LOSS)" shall mean with respect to any Person and for any period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

"TANGIBLE NET WORTH" shall mean, with respect to Parent and its Subsidiaries, at any date, the total consolidated assets (excluding any assets attributable to any issuances by Parent or any of its Subsidiaries of any Stock after the Closing Date and excluding any intangible assets) minus the total consolidated liabilities (excluding any Subordinated Debt), in each case, of Parent and its Subsidiaries at such date determined on a consolidated basis in accordance with GAAP.

"TREASURY STOCK PURCHASE" shall mean the purchase by a Credit Party of One Million Dollars ($1,000,000) U.S. Treasury stock, which purchase shall be made by Borrowers only upon the receipt of written consent from Lender, such consent to be given or withheld by Lender in its sole and unfettered discretion.

"TARGET ACQUISITION" shall mean the acquisition by a Credit Party of substantially all of the assets of a target corporation, which acquisition shall be made by Borrowers only upon the receipt of written consent from Lender, such consent to be given or withheld by Lender in its sole and unfettered discretion..

B.  COVENANTS

1. FIXED CHARGE COVERAGE RATIO. Parent and its Subsidiaries shall maintain a Fixed Charge Coverage Ratio of not less than the ratio shown below for the period corresponding thereto regardless of whether Lender has granted its consent to the Treasury Stock Purchase or the Target Acquisition:

                PERIOD                            FIXED CHARGE COVERAGE RATIO

         Fiscal Quarter ending March 31, 2000                                   1.00 to 1.0
         Two Consecutive Fiscal Quarters ending June 30, 2000                   1.50 to 1.0
         Three Consecutive Fiscal Quarters ending
            September 30, 2000                                                  1.65 to 1.0
         Fiscal Year Ending December 31, 2000                                   1.00 to 1.0
         Four Consecutive Fiscal Quarters ending March 30, 2001
         and Each Period of Four Consecutive Fiscal Quarters
         Ending Thereafter                                                      1.10 to 1.0

2. CAPITAL EXPENDITURES. Parent and its Subsidiaries on a consolidated basis shall not make aggregate Capital Expenditures, other than Capital Expenditures financed through the incurrence of Indebtedness (excluding the Revolving Credit Loan), in any Fiscal Year in excess of $1,500,000 regardless of whether Lender has granted its consent to the Treasury Stock Purchase or the Target Acquisition.

3.       MINIMUM TANGIBLE NET WORTH.

         a. Until such time as the Lender shall have granted its consent either to the Treasury Stock Purchase or the Target Acquisition, the Parent and its Subsidiaries shall maintain, as at the date set forth below, Tangible Net Worth on a consolidated basis of not less than the amount set forth below as of the date corresponding thereto:


                  DATE                                                 MINIMUM NET WORTH
                  ----                                                 -----------------
                  March 31, 2000                                           $3,000,000
                  June 30, 2000                                            $3,000,000
                  September 30, 2000                                       $3,000,000
                  December 31, 2000                                        $3,000,000
                  March 31, 2001 and End of Each
                    Fiscal Quarter Thereafter                              $3,400,000

         b. Effective upon the granting of Lender's written consent to the Treasury Stock Purchase, the Parent and its Subsidiaries shall maintain, as at the date set forth below, Tangible Net Worth on a consolidated basis of not less than the amount set forth below as of the date corresponding thereto:


                  DATE                                                 MINIMUM NET WORTH
                  ----                                                 -----------------
                  March 31, 2000                                           $3,000,000
                  June 30, 2000                                            $2,750,000
                  September 30, 2000                                       $2,750,000
                  December 31, 2000                                        $2,750,000
                  March 31, 2001 and End of Each
                    Fiscal Quarter Thereafter                              $3,000,000

         c. Effective upon the granting of Lender's written consent to the Target Acquisition, the Parent and its Subsidiaries shall maintain, as at the date set forth below, Tangible Net Worth on a consolidated basis of not less than the amount set forth below as of the date corresponding thereto:


                  DATE                                                 MINIMUM NET WORTH
                  ----                                                 -----------------
                  March 31, 2000                                            $3,000,000
                  June 30, 2000                                             $1,200,000
                  September 30, 2000                                        $1,200,000
                  December 31, 2000                                         $1,200,000
                  March 31, 2001 and End of Each
                    Fiscal Quarter Thereafter                               $1,500,000

                                    EXHIBIT F

                          FORM OF REVOLVING CREDIT NOTE

$15,000,000                                                         MAY   , 2000

For value received, the receipt and sufficiency of which are hereby acknowledged, the undersigned, as one of the Borrowers under and as defined in that certain Loan and Security Agreement (as the same may be amended, restated or supplemented from time to time, the "Agreement") of even date herewith among this Borrower, General Electric Capital Corporation, a New York corporation ("Lender"), and the other parties signatory thereto, hereby promises to pay to the order of Lender the sum of $15,000,000 or such greater or lesser amount as shall be advanced by Lender to this Borrower from time to time, together with interest on the unpaid balance of such amount from the date of the initial Revolving Credit Advance made to this Borrower. This note is one of the Revolving Credit Notes issued under the Agreement to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the Revolving Credit Rate, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Termination Date. Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. Borrower acknowledges that (a) Lender is authorized under the Agreement to charge to the Revolving Credit Loan unpaid Obligations of Borrower to Lender, (b) the principal amount of the Revolving Credit Loan will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Agreement.

To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligation, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL
BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                            -----------------------------------
                                            ("Borrower")


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT G

                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT H

                             SECRETARIAL CERTIFICATE

The undersigned hereby certifies that he or she is the duly elected and acting Secretary or Assistant Secretary of ________________________, a __________
corporation ("Credit Party"), and as such is the custodian of Credit Party's Books and Records and is authorized to execute and deliver this Certificate in connection with the Loans being made to Management Alliance Corporation, a Texas corporation, Information Systems Consulting Corp., a Texas corporation, Train International, Inc., a Texas corporation, Preferred Funding Corporation, a Texas corporation, Datatek Consulting Group Corporation, a Texas corporation, Texcel Services, Inc., a Pennsylvania corporation, and Mountain, LTD., a Maine corporation, by General Electric Capital Corporation, as Lender under the Loan and Security Agreement ("Agreement") of even date herewith. Capitalized terms not defined in this Certificate shall have the meanings ascribed to them in the Agreement. In order to induce General Electric Capital Corporation to execute the Agreement and make the Loans, the undersigned certifies (in his or her secretarial capacity, and on behalf of Credit Party as follows:

1. Attached as ATTACHMENT 1 is a full, complete, and correct copy of Credit Party's articles or certificate of incorporation or other creating instrument ("charter") as filed and recorded with the Secretary of State of Texas, which Charter has not been rescinded or amended and remains in full force and effect in its entirety.

2. Attached as ATTACHMENT 2 is a copy of a written confirmation from the Secretary of State of Texas, dated _______, confirming that the Charter of Credit Party in the form of ATTACHMENT I remains on file and that Credit Party is a corporation in good standing in the State of Texas.

3. Attached as ATTACHMENT 3 is a copy of the By-Laws of Credit Party, and as of the Closing Date the By-Laws are in full force and effect and have not been amended or rescinded.

4. Attached as ATTACHMENT 4 are copies of good standing certificates dated prior to the Closing Date for each state or jurisdiction in which Credit Party does business confirming that Credit Party is qualified to engage in business in such jurisdiction and such qualification is in good standing.

5. Attached as ATTACHMENT 5 are copies of the Resolutions of the Board of Directors of Credit Party duly adopted by Credit Party's Board of Directors in a meeting duly called upon proper notice, or by written consent in conformity with the corporate and other laws of such Credit Party's state of incorporation and with Credit Party's Charter and Bu-Laws, which Resolutions authorize (a) Credit Party to execute and deliver the Loan Documents to which it is a party and to borrow the funds intended to be borrowed thereunder, and
(b) the officers of Credit Party to execute and deliver the Loan Documents to which it is a party. There is no provision of Credit Party's Charter or By-Laws limiting or contravening the Resolutions attached as ATTACHMENT 5, which Resolutions have not been amended, modified, revoked or rescinded and are in full force and effect.

6. The undersigned officers and employees of Credit Party have been elected to the positions set forth opposite their respective names below, are qualified to act in such capacities and to execute and deliver the Loan Documents on behalf of Credit Party, and the signature set opposite each name is the authentic signature of such officer or employee:


NAME                             OFFICE                               SIGNATURE

-----------------------          -----------------------              -----------------------

-----------------------          -----------------------              -----------------------


IN WITNESS WHEREOF, the undersigned have executed this Certificate on May   ,
2000.


                           -------------------------------
                                    Secretary


The Undersigned, the ___________________________ of Credit Party, hereby certifies that___________________________ is the Secretary of Credit Party and is authorized to execute and deliver this Certificate.


                                            ---------------------------------
                                            Name:
                                                 ----------------------------
                                      Date: May  , 2000

                                    EXHIBIT I

                                POWER OF ATTORNEY

         This Power of Attorney is executed and delivered by ________________________ ("Credit Party"), to General Electric Capital Corporation (hereinafter referred to as "Attorney"), as Lender, under a Loan and Security Agreement dated of even date herewith (the "Agreement"; capitalized terms are used herein as defined in the Agreement) among Management Alliance Corporation, a Texas corporation, Information Systems Consulting Corp., a Texas corporation, Train International, Inc., a Texas corporation, Preferred Funding Corporation, a Texas corporation, Datatek Consulting Group Corporation, a Texas corporation, Texcel Services, Inc., a Pennsylvania corporation, and Mountain, Ltd., a Maine corporation, Lender and the other parties thereto. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Credit Party as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Credit Party irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Credit Party without Attorney's written consent upon payment in full of all Obligations due to Attorney under the Loan Documents.

         Credit Party hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Credit Party's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Credit Party and in the name of Credit Party or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Credit Party hereby grants to Attorney the power and right, on behalf of Credit Party, without notice to or assent by Credit Party, and at any time, to do the following: (a) change the address for delivery of mail, open mail for Credit Party, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Credit Party; (b) effect any repairs to any asset of Credit Party, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Credit Party or its property; (d) defend any suit, action or proceeding brought against Credit Party if Credit Party does not defend such suit, action or proceeding or if Attorney believes that Credit Party is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or roceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by

Attorney for the purpose of collecting any and all such moneys due to Credit Party whenever payable and to enforce any other right in respect of Credit Party's property; (f) sell, transfer, pledge, compromise payment or make any other agreement with respect to, or otherwise deal with any property of Credit Party, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by Credit Party to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports:
(1) a reconciliation of all accounts; (2) an aging of all accounts; (3) trial balances; (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory, ALL as though Attorney were the absolute owner of the property of Credit Party for all purposes, and to do, at Attorney's option and Credit Party's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Credit Party's property or assets and Attorney's Liens thereon, all as fully and effectively as Credit Party might do. Credit Party hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney is executed by Credit Party, and Credit Party has caused its seal to be affixed on this ______ day of May, 2000.


                                            ------------------------------------

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT J

                        FORM OF CERTIFICATE OF COMPLIANCE

              [Use the Letterhead of Credit Parties with this Form]


[Date]




To:   Account Manager

This is to certify that in accordance with Section 4.1 (d) of the Loan and Security Agreement dated May , 2000 (the "Agreement"; capitalized terms are used herein as defined in the Agreement) that the attached Financial Statements are complete and true and have been prepared in conformance with GAAP. In addition there are no Defaults or Events of Default continuing as of such date [if there are acceptable exceptions, list them].

This is also to certify that each Borrower is able to pay all of its Indebtedness as such Indebted ness matures and has capital sufficient to carry on its business and transactions and all business and transactions in which it is engaging.

Also attached are the covenant calculations used in determining compliance with the financial covenants contained in Schedule G to the Agreement.

Very truly yours,


-----------------------
Chief Executive Officer

CLIENT NAME:
FYE:
COVENANT:

                                    CAS                 Mo.    Rolling  Rolling  Rolling
            EBIT   CAP  TOT  INTER  H      PRINCIP TOT  FIXED  3 mo.    6. mo    12 mo.   Require
            DA     EX   AL   EST    TAX    AL      AL   CHARG  FCC      FCC      FCC      d
                                    ES                  E
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 1
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 2
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 3
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 4
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 5
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 6
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 7
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 8
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
    Month 9
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
   Month 10
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
   Month 11
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
   Month 12
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------

----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
1st Quarter
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
2nd Quarter
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
3rd Quarter
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
4th Quarter
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------
     ANNUAL
     TOTALS
----------- ------ ---- ---- ------ ----- -------- ---- ------ -------- -------- -------- --------

------------------------------------------------
             COVENANT: MINIMUM NET WORTH
           YEAR ENDING
            MINIMUM NW
                ACTUAL

--------------------------------------------------------------------
             COVENANT:                CAPITAL EXPENDITURES


                                                                 YEAR ENDING

                                                                   MAXIMUM

                                                                    ACTUAL





In Compliance:   VP Portfolio _______________  Account Manager ________________

                      EXHIBIT K - LOCKBOX ACCOUNT AGREEMENT

         THIS LOCKBOX ACCOUNT AGREEMENT ("Agreement") is made and entered into as of May ____, 2000, by and among ___________________________ ("Bank"),
________________________________________ ("Company"), and GENERAL ELECTRIC
CAPITAL CORPORATION, a New York corporation (together with any successors and assigns, "Lender").

         A. Pursuant to that certain Loan and Security Agreement dated as of May _____, 2000 among Management Alliance Corporation, a Texas corporation, Information Systems Consulting Corp., a Texas corporation, Datatek Consulting Group Corporation, a Texas corporation, Texcel Services, Inc., a Pennsylvania corporation, and Mountain, Ltd., a Maine corporation, as borrowers, Lender and the other parties thereto (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), Lender has agreed to make loans and extend other financial accommodations to Company.

         B. Pursuant to an Agreement between Company and Bank (the "Lockbox Agreement"), Company has established a post office lockbox with Bank (the "Lockbox") through which cash, checks, money orders and other items of value of Company are processed by Bank for deposit in Account No. __________ established by Company with Bank (the "Lockbox Account").

         C. The parties hereto desire to enter into this Agreement in order to set forth their relative rights and duties with respect to the Lockbox, Lockbox Account and all funds on deposit therein from time to time.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. EFFECTIVENESS. This Agreement shall take effect immediately upon its execution by all parties hereto and shall supersede any blocked account or similar agreement in effect with respect to the Lockbox or the Lockbox Account.

         2. SECURITY INTEREST; AGENCY. As collateral security for Company's obligations to Lender under the Loan Agreement and the other loan documents described therein, Company hereby grants to Lender a present and continuing security interest in (a) the Lockbox and the Lockbox Account, (b) all contract rights and privileges in respect of the Lockbox or the Lockbox Account, and (c) all cash, checks, money orders and other items of value of Company now or hereafter paid, deposited, credited, held (whether for collection, provisionally or otherwise) or otherwise in the possession or under the control of, or in transit to, Bank or any agent, bailee or custodian thereof (collectively, "Receipts"), and all proceeds of the foregoing, and Bank acknowledges that this Agreement constitutes notice, in accordance with the Uniform Commercial Code, of Lender's security interest in such collateral. Lender hereby appoints Bank as Lender's bailee and pledgee-in-possession for the Lockbox, Lockbox Account and all Receipts, and Bank hereby accepts such appointment and agrees to be bound by the terms of this Agreement. Company hereby agrees to such appointment and further agrees that Bank, on behalf of Lender, shall be entitled to exercise, upon the written instructions of Lender, any and all rights which Lender may have under the Loan Agreement, the other loan documents described therein or under applicable law with respect to the Lockbox, Lockbox Account, all Receipts and all other collateral described in this paragraph 2.

         3. CONTROL OF LOCKBOX ACCOUNT. The Lockbox and the Lockbox Account shall be under the sole dominion and control of Lender and shall be maintained by Bank in the name of "_________________________."
Notwithstanding anything set forth herein to the contrary, neither Company nor any other person or entity, through or under Company, shall have any control over the use of, or any right to withdraw any amount from, the Lockbox Account or the Lockbox.

         4. PROCEDURES FOR LOCKBOX ACCOUNT. Bank shall follow the following procedures with respect to the Lockbox Account:

                  (a) Bank shall have exclusive and unrestricted access to the Lockbox and shall have complete and exclusive authority to receive, pickup and open all regular, registered, certified or insured mail addressed to Company at the Lockbox (the "Mail") pursuant to the terms of the Lockbox Agreement.

                  (b) Bank shall open all Mail addressed to the Lockbox and remove and inspect the enclosures. Bank shall apply and credit for deposit to the Lockbox Account all Receipts consisting of checks, money orders, drafts, collection remittances and other instruments or items of value from time to time tendered by or on behalf of Company for deposit (collectively, "Checks") in the Lockbox Account in accordance with the Lockbox Agreement or otherwise, and apply and credit to the Lockbox Account all Receipts from time to time tendered by or on behalf of Company for deposit therein, including without limitation all wire transfers and other payments directed to the Lockbox Account. Checks bearing the legend "Payment in Full" or words of similar import, either typed or handwritten, shall be withheld from the clearing system and sent to Company or, at any time after written notice by Lender, to Lender.

                  (c) Bank shall determine, on each business day, the balance of all available funds on deposit in the Lockbox Account and automatically initiate a federal funds wire transfer of all such funds not later than 10:00 a.m. (New York Time) on such business day to the account designated below, or to such other account as may be designated in writing from time to time by Lender (the "Collection Account"):

                      Bankers Trust Company

                      One Bankers Trust Plaza

                      New York, New York

                      ABA No. 021-001-033

                      Account No. 50-232-854 in the name of GECC CAF Depository

         5. STATEMENTS AND OTHER INFORMATION. Bank shall send to Lender copies of all returned and dishonored Receipts promptly upon Bank's receipt thereof, and upon Lender's request Bank shall provide Lender with copies of the regular monthly bank statements provided to Company and such other information relating to the Lockbox Account as shall reasonably be requested by Lender. Bank shall also deliver a copy of all notices and statements required to be sent to Company pursuant to any agreement governing or related to the Lockbox Account (including the Lockbox Agreement).

         6. FEES. Company agrees to pay on demand all usual and customary service charges, transfer fees and account maintenance fees (collectively, "Fees") of Bank in connection with the Lockbox and Lockbox Account. In the event Company fails to timely make a payment to Bank of any Fees, Bank may thereafter exercise its right of set-off against the Lockbox Account for such amounts. Lender shall not have any responsibility or liability for the payment of any Fees.

         7. UNCOLLECTED FUNDS. If any Checks or other Receipts deposited in the Lockbox Account are returned unpaid or otherwise dishonored Bank shall have the right to charge any and all such returned or dishonored items against the Lockbox Account or to demand reimbursement therefor directly from Company.

         8. SET-OFF. Bank hereby agrees that, prior to the effective date of a termination of this Agreement, Bank will not exercise or claim any right of set-off or banker's lien against the Lockbox, Lockbox Account or any Receipts on deposit therein, and Bank hereby further waives until such date any such right or lien which it may have against any Receipts deposited in the Lockbox Account, except to the extent expressly set forth in paragraphs 6 and 7 above.

         9. EXCULPATION OF BANK; INDEMNIFICATION BY COMPANY. Company and Lender agree that Bank shall have no liability to either of them for any loss or damage that either or both may claim to have suffered or incurred, either directly or indirectly, by reason of this Agreement or any transaction or service contemplated by the provisions hereof, unless occasioned by the gross negligence or willful misconduct of Bank. In no event shall Bank be liable for losses or delays resulting from computer malfunction, interruption of communication facilities, labor difficulties or other causes beyond Bank's reasonable control or for indirect, special or consequential damages. Company agrees to indemnify Bank and hold it harmless from and against any and all claims, other than those ultimately determined to be founded on gross negligence or willful misconduct of Bank, and from and against any damages, penalties, judgments, liabilities, losses or expenses (including reasonable attorney's fees and disbursements) incurred as a result of the assertion of any claim, by any person or entity, arising out of, or otherwise related to, any transaction conducted or service provided by Bank through the use of any account or Lockbox at Bank pursuant to the procedures provided for or contemplated by this Agreement.

         10. TERMINATION. This Agreement may be terminated by Company only upon delivery to Bank of a written notification thereof jointly executed by Company and Lender. This Agreement may be terminated by Lender at any time, with or without cause, upon its delivery of written notice thereof to each of Company and Bank. This Agreement may be terminated by Bank at any time on not less than 30 days prior written notice delivered to each of Company and Lender.

Upon delivery or receipt of such notice of termination to or by Bank, Bank will: (a) immediately transmit to the Collection Account (i) all funds, if any, then on deposit in, or otherwise to the credit of, the Lockbox Account, and (ii) upon receipt, all Receipts (other than Checks) received after such notice for deposit in, or otherwise to the credit of, the Lockbox Account; and (b) deliver directly to Lender all Checks, whether then in the possession of Bank or received by Bank after such notice, without depositing such Checks in the Lockbox Account or any other account. The provisions of paragraphs 2, 3 and 8 shall survive termination of this Agreement unless and until specifically released by Lender in writing. All rights of Bank under paragraphs 6, 7 and 9 shall survive any termination of this Agreement.

         11. IRREVOCABLE AGREEMENTS. Company acknowledges that the agreements made by it and the authorizations granted by it in paragraphs 2, 3, and 4 hereof are irrevocable and that the authorizations granted in paragraphs 2, 3 and 4 hereof are powers coupled with an interest.

         12. NOTICES. All notices, requests or other communications given to Company, Lender or Bank shall be given in writing (including by facsimile) at the address specified below:

                         Lender:      General Electric Capital Corporation
                                      Suite 350, 6100 Fairview Road
                                      Charlotte, NC 28210
                         Attention:   Diversified Corporate Resources, Inc. and
Subsidiaries                                - Account Manager
                         Telephone:   704-643-6377
                         Facsimile:   704-553-4150

                         Bank:
                                      -----------------------------
                         Attention:
                                      -----------------------------
                         Telephone:
                                      -----------------------------
                         Facsimile:
                                      -----------------------------

                         Company:     Diversified Corporate Resources, Inc.
                                      12801 North Central Expressway, Suite 350
                                      Dallas, Texas 75243
                         Attention:   President
                         Telephone:   972-458-8500
                         Facsimile:   972-458-2801

Any party may change its address for notices hereunder by notice to each other party hereunder given in accordance with this paragraph 12. Each notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this paragraph 12 and confirmation of receipt is made by the appropriate party, (b) if given by overnight courier, 24 hours after such communication is deposited with the overnight courier for delivery, addressed as aforesaid, or (c) if given by any other means, when delivered at the address specified in this paragraph 12.

         13.      MISCELLANEOUS.

                  (a) This Agreement may be amended only by a written instrument executed by Lender, Bank, and Company acting by their respective duly authorized representatives.

                  (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, but neither Company nor Bank shall be entitled to assign or delegate any of its rights or duties hereunder without first obtaining the express prior written consent of Lender.

                  (c) This Agreement may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (d) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN SUCH STATE.

         IN WITNESS WHEREOF, each of the parties has executed and delivered this Lockbox Account Agreement as of the day and year first above set forth.


                                        -------------------------------------


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        -------------------------------------


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:
                                            ---------------------------------
                                        Name: Peter B. Cooney
                                        Title: Duly Authorized Signatory

                                    EXHIBIT L

                          LANDLORD'S WAIVER AND CONSENT

         THIS LANDLORD'S WAIVER AND CONSENT ("Waiver and Consent") is made and entered into as of May _____, 2000 by and among __________________________ ("Landlord"), ________________________________
("Company"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (together with any successors and assigns, "Lender").

         A. Landlord is the owner of the real property commonly known as [common name of this premises], and as more fully described in APPENDIX A attached hereto (the "Premises").

         B. Landlord has entered into that certain lease agreement dated ______________________ (together with all amendments and modifications thereto and waivers thereof, the "Lease") with Company pursuant to which Company has acquired a leasehold interest in all or a portion of the Premises.

         C. Lender has previously entered into or is about to enter into certain financing transactions with Company, and to secure such financing Company has granted to Lender a security interest in and lien upon certain of the tangible and intangible property of Company, including, without limitation, all of Company's cash, cash equivalents, goods, inventory, machinery, equipment, furniture and fixtures, together with all additions, substitutions, replacements and improvements to, and proceeds of, the foregoing (collectively, the "Collateral").

         NOW, THEREFORE, in consideration of any financial accommodation extended by Lender to Company at any time, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Landlord acknowledges that (a) a true and correct copy of the Lease as in effect as of the date hereof is attached hereto as APPENDIX B, (b) the Lease is in full force and effect and (c) Landlord is not aware of any existing default under the Lease.

         2. Landlord agrees to provide Lender with (a) a copy of any cancellation, amendment, consent, or waiver under the Lease, and (b) written notice of any default by Company or claimed default under the Lease (a "Default Notice") at the same time as it sends such notice to Company; PROVIDED, that (i) Lender shall have at least 15 days following receipt of such Default Notice to cure such default before the Lease terminates, and
(ii) Lender shall not be under any obligation to cure any default by Company under the Lease. No action by Lender pursuant to this Waiver and Consent shall constitute or be deemed to be an assumption by Lender of any obligation under the Lease, and, except as provided in paragraphs 6 and 7 below, Lender shall not have any obligation to Landlord.

         3. Landlord acknowledges the validity of Lender's lien on the Collateral and, until such time as the obligations of Company to Lender are indefeasibly paid in full, Landlord waives any interest in the Collateral and agrees not to distrain or levy upon any Collateral or to assert any landlord lien, right of distraint or other claim against the Collateral for any reason.

         4. Landlord agrees that the Collateral may be stored, utilized, and/or installed at the Premises and shall not be deemed a fixture or part of the real estate but shall at all times be considered personal property, whether or not any Collateral becomes so related to the real estate that an interest therein would otherwise arise under applicable law.

         5. Prior to a termination of the Lease, Lender or its representatives or invitees may enter upon the Premises at any time without any interference by Landlord to inspect or remove any or all of the Collateral, including, without limitation, by public auction or private sale pursuant to the provisions of paragraph 7 below.

         6. Upon a termination of the Lease, Landlord will permit Lender and its representatives and invitees to occupy and remain on the Premises; PROVIDED, that (a) such period of occupation (the "Disposition Period") shall not exceed up to 150 days following receipt by Lender of a Default Notice or, if the Lease has expired by its own terms (absent a default thereunder), up to 45 days following Lender's receipt of written notice of such expiration, (b) for the actual period of occupancy by Lender, Lender will pay to Landlord the basic rent due under the Lease pro-rated on a per diem basis determined on a 30-day month, and shall provide and retain liability and property insurance coverage, electricity and heat to the extent required by the Lease, and (c) such amounts paid by Lender to Landlord shall exclude any rent adjustments, indemnity payments or similar amounts payable under the Lease for default, holdover status or other similar charges.

         7. During any Disposition Period, (a) Lender and its representatives and invitees may inspect, repossess, remove and otherwise deal with the Collateral, and Lender may advertise and conduct public auctions or private sales of the Collateral at the Premises, in each case without interference by Landlord or liability of Lender to Landlord, and (b) Lender shall make the Premises available for inspection by Landlord and prospective tenants and shall cooperate in Landlord's reasonable efforts to re-lease the Premises. If Lender conducts a public auction or private sale of the Collateral at the Premises, Lender shall use reasonable efforts to notify Landlord first and to hold such auction or sale in a manner which would not unduly disrupt Landlord's or any other tenant's use of the Premises. Lender shall promptly repair, at Lender's expense, any physical damage to the Premises actually caused by the conduct of such auction or sale and any removal of Collateral by or through Lender (ordinary wear and tear excluded). Lender shall not be liable for any diminution in value of the Premises caused by the absence of Collateral actually removed or by any necessity of replacing the Collateral, and Lender shall have no duty or obligation to remove or dispose of any Collateral or any other property left on the Premises by Company.

         8. If any order or injunction is issued or stay granted which prohibits Lender from exercising any of its rights hereunder, then, at Lender's option, the Disposition Period shall be stayed during the period of such prohibition and shall continue thereafter for the greater of (a) the number of days remaining in the Disposition Period or (b) 90 days.

         9. NOTICES. All notices hereunder shall be in writing, sent by certified mail, return receipt requested, to the respective parties and the following addresses:

                           Lender: General Electric Capital Corporation Suite 350, 6100 Fairview Road
                                       Charlotte, NC 28210
                           Attention:  Diversified Corporate Resources, Inc. and
Subsidiaries                                     - Account Manager
                           Telephone:  704-643-6377
                           Facsimile:  704-553-4150

                           Bank:
                                       -------------------------------------

                                       -------------------------------------
                           Attention:
                                       -------------------------------------
                           Telephone:
                                       -------------------------------------
                           Facsimile:
                                       -------------------------------------

                           Company: Diversified Corporate Resources, Inc. 12801 North Central Expressway, Suite 350 Dallas, Texas 75243
                           Attention:  President
                           Telephone:  972-458-8500
                           Facsimile:  972-458-2801

         10. MISCELLANEOUS. This Waiver and Consent may be executed in any number of several counterparts, shall be governed and controlled by, and interpreted under, the laws of the State of New York, and shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Landlord and its successors and assigns (including any transferees of the Premises). Landlord agrees and consents to the filing of this document for recording in the land records of the county in which the Premises is located.

         IN WITNESS WHEREOF, this Landlord's Waiver and Consent is entered into as of the date first set forth above.


                                        -------------------------------------


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        -------------------------------------


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                             By:
                                 ----------------------------------
                             Name: Peter B. Cooney
                                Title: Duly Authorized Signatory

                             APPENDIX A TO EXHIBIT L

                          LEGAL DESCRIPTION OF PREMISES

                             APPENDIX B TO EXHIBIT L

                            COPY OF LEASE OF PREMISES


                                  See attached.

                                    EXHIBIT M

                      FORM OF SUBSIDIARY JOINDER AGREEMENT

                          SUBSIDIARY JOINDER AGREEMENT

         THIS SUBSIDIARY JOINDER AGREEMENT (this "Agreement") made and executed this ______ day of _________________, 20__, by ________________________________,
a _____________________ (the "New Subsidiary"); MANAGEMENT ALLIANCE CORPORATION, a Texas corporation, INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation, DATATEK CONSULTING GROUP CORPORATION, a Texas corporation, TEXCEL SERVICES, INC., a Pennsylvania corporation, and MOUNTAIN, LTD., a Maine corporation ( the "Borrowers" and each a "Borrower"), DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Parent"), any other Credit Party executing the Loan Agreement (as hereinafter described), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                   WITNESSETH

         WHEREAS, the Borrowers, the Parent, the other Credit Parties and Lender are parties to a certain Loan and Security Agreement, dated May ___, 2000 (such Loan and Security Agreement, as it may previously have been and may hereafter be amended, modified, supplemented or restated from time to time, being herein called the "Loan Agreement"), pursuant to which Lender has agreed to make loans and extend credit to Borrowers, all as more particularly described therein;

         WHEREAS, the Loan Agreement prohibits a Borrower or any other Credit Party from forming any Subsidiary unless the conditions precedent set forth in the Loan Agreement are first satisfied, one of which is that the New Subsidiary execute and deliver this Agreement by which it shall join in the execution of the Loan Agreement as an additional Credit Party, become a Guarantor of all of the Obligations owing to Lender in connection with the Loan Agreement, and grant Lender a Lien in all of the Collateral of the New Subsidiary;

         WHEREAS, the Borrowers, the Parent, the other Credit Parties, and the New Subsidiary share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses, and the making of the Loans has facilitated expansion and enhanced the overall financial strength and stability of the Parent's corporate group, including the New Subsidiary;

         WHEREAS, the New Subsidiary, the Parent, the Borrowers and the other Credit Parties desired to execute and deliver this Agreement to satisfy one of the conditions precedent to the formation of the New Subsidiary;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. DEFINED TERMS. Capitalized terms not otherwise defined herein which are used in this Agreement are used herein with the meanings specified for such terms in the Loan Agreement.

         2. ADDITIONAL CREDIT PARTY. The New Subsidiary agrees that it shall be and become a Credit Party for all purposes of the Loan Agreement and shall be fully obligated and liable thereunder, as well as any Loan Document to which it is or may become a party, to the same extent and with the same effect as though the New Subsidiary had been one of the Credit Parties originally executing and delivering the Loan Agreement. Without limiting the generality of the foregoing, the New Subsidiary hereby grants to the Lender, as collateral security for the prompt and complete payment and performance of the Obligations, a security interest in and Lien upon all of its property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest: all Accounts; all bank and deposit accounts and all funds on deposit therein; all cash and cash equivalents; all commodity contracts; all investments, Stock and Investment Property; all Inventory and Equipment; all Goods; all Chattel Paper, Documents and Instruments; all Books and Records; all General Intangibles; and to the extent not otherwise included, all Proceeds and products of all and any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, but excluding in all events Hazardous Waste. All references in the Loan Agreement or any of the other Loan Documents to the "Credit Parties" or a "Credit Party" shall be deemed to include and to refer to the New Subsidiary.

         3. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

         4.       SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

         (A) EACH BORROWER, THE PARENT, EACH OTHER CREDIT PARTY AND THE NEW GUARANTOR HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH BORROWER, THE PARENT, SUCH CREDIT PARTY, THE NEW SUBSIDIARY AND THE LENDER PERTAINING TO THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT THE LENDER, SUCH BORROWER, THE PARENT, SUCH CREDIT PARTY AND THE NEW SUBSIDIARY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO

PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. EACH BORROWER, THE PARENT, EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT AND THE NEW SUBSIDIARY EACH EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER, THE PARENT, EACH OTHER CREDIT PARTY AND THE NEW SUBSIDIARY EACH HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH BORROWER, THE PARENT, EACH OTHER CREDIT PARTY, AND THE NEW SUBSIDIARY EACH HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER, THE PARENT OR SUCH OTHER CREDIT PARTY AT THE ADDRESS SET FORTH IN SCHEDULE B OF THE LOAN AGREEMENT OR, IN THE CASE OF THE NEW SUBSIDIARY, AT THE ADDRESS SET FORTH BELOW ITS SIGNATURE BELOW, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         (B) THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE LENDER, ANY BORROWER, THE PARENT, ANY OTHER CREDIT PARTY OR THE NEW SUBSIDIARY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO AND THERETO.

         5. COUNTERPARTS. This Agreement may be executed in any number of separate counterparts by one or more of the parties hereto, and all of said counterparts taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the day and year first above written.

Address for Notices:                                NEW SUBSIDIARY:
__________________
__________________                ______________________________________________
__________________                [Name of New Subsidiary]


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  BORROWERS:

                                  MANAGEMENT ALLIANCE CORPORATION


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  INFORMATION SYSTEMS CONSULTING CORP.


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  DATATEK CONSULTING GROUP CORPORATION


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  TEXCEL SERVICES, INC.


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  MOUNTAIN, LTD.


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  OTHER CREDIT PARTIES:

                                  DIVERSIFIED CORPORATE RESOURCES, INC.


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  PREFERRED FUNDING CORPORATION


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  MAGIC NORTHEAST, INC.


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                  [Signatures of any other Credit Parties]


                                  LENDER:

                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By____________________________________________
                                  Name:_________________________________________
                                  Title: Duly Authorized Signatory

                                    EXHIBIT N



                                    GUARANTEE



         GUARANTEE, dated as of May ____, 2000, made by ________________ (the "GUARANTOR"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "LENDER") under the Loan Agreement referred to below.



                              W I T N E S S E T H:



         WHEREAS, pursuant to the Loan and Security Agreement dated as of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") among Management Alliance Corporation, a Texas corporation, Information Systems Consulting Corp., a Texas corporation, Datatek Consulting Group Corporation, a Texas corporation, Texcel Services, Inc., a Pennsylvania corporation, and Mountain, Ltd., a Maine corporation (each a "BORROWER" and, collectively, the "BORROWERS"), Lender and the parties thereto, the Lender has agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;



         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Guarantor guarantee payment and performance of the Borrowers' obligations under the Loan Agreement and the other Loan Documents;



         WHEREAS, the Guarantor is interested in the financial success of each Borrower and it is in the best interests of the Guarantor for the Lender to make loans and extend credit to the Borrowers under the Loan Agreement;.



         NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement and to induce the Lender to make its extensions of credit to the Borrowers under the Loan Agreement and for other consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:



         1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.



         (b) As used herein, "OBLIGATIONS" shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by any Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between any Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to any Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of the Guarantor under this Guarantee.



         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.



         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.



         2. GUARANTEE. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.



         (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.



         (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.



         (d) No payment or payments made by any Borrower, any other guarantor or any other Person or received or collected by the Lender from any Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations hereunder until the Obligations are indefeasibly paid in full.



         (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.



         3. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against any Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Person in respect of payments made by the Guarantor hereunder until all amounts owing to the Lender by the Borrowers on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor and shall forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may elect.



         4. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from any Borrower or any such other guarantor or any release of any Borrower or such other or guarantor shall not relieve the Guarantor of the obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.



         5. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers and the Guarantor, on the one hand, and the Lender on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Loan Agreement, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full in cash.



         6. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         7. PAYMENTS. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at 6100 Fairview Road, Suite 350, Charlotte, NC 28210.



         8. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:



         (a) (i) it is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (ii) it has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under, this Guarantee and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;



         (b) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;



         (c) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;



         (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;



         (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby, (2) which could have a material adverse effect on the business, property, or financial or other condition of the Guarantor;



         (f) the statements concerning the financial condition and net worth of Guarantor previously provided to the Lender are true and correct; there is no event, fact, circumstance or condition known to Guarantor which is inconsistent with such statements or is required to be disclosed in order to cause such statements not to be misleading.



         The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by any Borrower under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.



         9. NOTICES. All notices, requests and demands to or upon the Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:



         (a) if to the Lender, at its address or transmission number for notices provided in the Loan Agreement; and



         (b) if to the Guarantor, at its address or transmission number for notices set forth provided in the Loan Agreement.



         The Lender, and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.



         10. SEVERABILILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



         11. INTEGRATION. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.



         12. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

         (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 12(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.



         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.



         13. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.



         14. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns.



         15. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



         16. SUBMISSION TO JURISDICTION; WAIVERS. The Guarantor hereby irrevocably and unconditionally:



         (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America located in the state of New York, and appellate courts from any thereof;



         (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant to Section 9; and



         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.



         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.



                       __________________________________________





                       By:_______________________________________

                       Name:_____________________________________


                       Title:____________________________________

                                    EXHIBIT O



                FORM OF OPINION OF COUNSEL TO THE CREDIT PARTIES





          (Use Letterhead of Counsel to Credit Parties with this Form)



                                                                    May   , 2000



General Electric Capital Corporation

Suite 350, 6100 Fairview Road

Charlotte, North Carolina 28210



Ladies and Gentlemen:



         We have acted as counsel to Management Alliance Corporation, a Texas corporation, Information Systems Consulting Corp., a Texas corporation, Datatek Consulting Group Corporation, a Texas corporation, Texcel Services, Inc., a Pennsylvania corporation, and Mountain, Ltd., a Maine corporation (the "Borrowers" and, individually, a "Borrower"), and Diversified Corporate Resources, Inc., a Texas corporation, Preferred Funding Corporation, a Texas corporation, and Mountain Northeast, Inc., a Delaware corporation (the "Guarantor" and, together with the Borrowers, the "Credit Parties" and, individually, a "Credit Party"), in connection with the preparation, authorization, execution and delivery of, and the consummation of the transactions contemplated by, the Loan and Security Agreement dated as of even date herewith (the "Loan Agreement") among you and the Credit Parties. Terms defined in the Loan Agreement and not otherwise defined herein are used herein as therein defined. This opinion is delivered to you pursuant to Section 2.1 of the Loan Agreement.



         In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Loan Agreement, the Notes, [list all other Loan Documents] (collectively, the "Loan Documents") and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Borrowers and each other Credit Party, and have made such inquiries of such officers and representatives as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.



         In such examination, we have assumed the genuineness of all signatures, the authenticity of

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

all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Borrowers, and upon the representations and warranties of the Borrowers contained in the Loan Agreement.



                  1. Each of the Borrowers and each other Credit Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.



                  2. Each Borrower and each other Credit Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to grant the Liens granted by it pursuant thereto and each Borrower has the corporate or partnership power and authority to borrow under the Loan Agreement.



                  3. Each Borrower has taken all necessary corporate, limited liability or partnership action to authorize the borrowings on the terms and conditions of the Loan Agreement and the Notes and each Borrower and each other Credit Party has taken all necessary action to authorize the granting of the Liens pursuant to the Loan Documents and to authorize the execution, delivery and performance of the Loan Documents to which it is a party.



                  4. To the best of our knowledge, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings under the Loan Agreement, the granting of the Liens under the Loan Documents or with the execution, delivery, performance, validity or enforceability of the Loan Documents.



                  5. The Loan Agreement and each other Loan Document has been duly executed and delivered on behalf of each Credit Party party thereto.



                  6. Each Credit Party that is an individual has the legal right and capacity to make deliver and perform the Loan Documents to which it is a party.



                  7. The Loan Agreement and each other Loan Document constitutes a legal, valid and binding obligation of each Credit Party party thereto enforceable against each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).



                  8. The execution, delivery and performance of the Loan Documents to which each Borrower or any other Credit Party is or may be a party, the borrowings under the Loan Agreement, the use of the proceeds thereof and the granting of the Liens pursuant to the Loan Documents will not violate any Requirement of Law or Contractual Obligation of any Borrower or of any other Credit Party and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except Liens created pursuant to the Loan Documents.



                  9. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best of our knowledge, threatened by or against any Borrower or any other Credit Party or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.



                  10. No Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.



                  11. The provisions of the Loan Agreement are effective to create in favor of the Lender a valid and enforceable security interest in the Collateral. The security interest of the Lender in the Collateral in which a security interest may be perfected by filing under Article 9 of the Uniform Commercial Code shall constitute a perfected security interest in such Collateral (prior to all other security interests except Permitted Encumbrances which have priority by operation of law) upon the filing of financing statements in the form examined by us and acceptance thereof for filing in the locations in specified in Schedule I hereto.



                  12. The courts of the State of Texas will enforce those provisions of the Loan Documents which provide that the Loan Documents will be governed by, and construed and interpreted in accordance with, the laws of the State of New York.



         In rendering the opinion set forth in paragraph 11 as it relates to the priority of Lender's security interest, we have examined and relied upon the lien searches as of [date] in the jurisdictions set forth on Schedule I.



                                Very truly yours,

                        SCHEDULE I TO OPINION OF COUNSEL



                              Filing Jurisdictions





COUNTY/STATE

                                    EXHIBIT Q


                  FORM OF STANDARD PAY-OFF CONFIRMATION LETTER



                                ___________, 2000



Diversified Corporate Resources, Inc. and Subsidiaries

12801 North Central Expressway, Suite 350

Dallas, Texas  75243



General Electric Capital Corporation

Suite 350, 6100 Fairview Road

Charlotte, NC  28210



         Re:[Loan and Security Agreement], dated as of May __, 2000, among Diversified Corporate Resources, Inc., and its Subsidiaries (each a "BORROWER"; collectively "BORROWERS") and _________________ (the "LENDER"), as amended or supplemented from time to time (the "LOAN AGREEMENT").

Ladies and Gentlemen:



         Lender hereby certifies to each of the Borrowers and General Electric Capital Corporation (the "NEW LENDER") that the Lender is the holder of the Loan Agreement described above.

         Lender further certifies to each of the Borrowers and the New Lender that the total amount necessary to pay in full as of this date the outstanding loans under the Loan Agreement (collectively, the "LOANS") and all other liabilities or indebtedness (collectively, the "LIABILITIES") of the Borrowers to the Lender under the Loan Agreement and the other loan or collateral documents related thereto (collectively, the "LOAN DOCUMENTS"), is as follows:


(i)      Aggregate outstanding principal balance of the Liabilities as of this
date ..............................................        ____________



(ii)     Accrued but unpaid interest on the Liabilities as of this date  _______

Other (describe):

      ______________________ ................                      _____________

      ______________________ ................                      _____________

      ______________________ ................                _____________



Total pay-off amount as of this

      date on the Loan(s) and the other

      Liabilities (sum of (i)-(iii)) .........................   $            *
                                                                   ===========

--------------

      * Per diem interest of $ ___________________ .



         Payment of the foregoing sum (such payment being herein called the "PAY-OFF PAYMENT") should be made to Lender by way of wire transfer in immediately available funds directed as follow:

Bank Name:
           ----------------------------------

City & State:
              -------------------------------

BA Routing No.:
                -----------------------------

For Credit to:
               ------------------------------

Re: Account:
             --------------------------------

Re:
    -----------------------------------------



         Lender hereby further certifies and confirms to each of the Borrowers and the New Lender that, upon payment to Lender on this date of the Pay-Off Payment in immediately available funds in accordance with the preceding paragraph (i) Borrowers will not be indebted to Lender for any reason under the Loan Agreement or the other Loan Documents, (ii) the Loan Agreement, and the other Loan Documents and all of Lender's security interests in, security titles to and other liens on all real and personal property assets of each Borrower will be automatically terminated and released, and (iii) Lender will execute any and all Uniform Commercial Code financing statement terminations, mortgage releases and other such lien release documents as any Borrower or the New Lender may request in order to evidence or otherwise give public notice of such collateral terminations and releases (provided, however, that any and all such termination statements, mortgage releases and other such documents must be prepared and recorded at Borrowers' expense).

         Lender further acknowledges that each of the Borrowers and the New Lender will rely on this letter and the acknowledgments, certifications, confirmations and agreements of Lender contained herein in connection with the financing to be provided by the New Lender to the Borrowers.

         Please note that the certifications, confirmations, acknowledgments and agreements made by Lender in this letter are subject to and conditioned on the Lender's receipt of not only the Pay-Off Payment described above, but also the Lender's receipt of an agreement from the New Lender, in the form set forth in Exhibit A attached hereto, pursuant to which the New Lender shall agree to reimburse the Lender for certain dishonored or returned items.

         Lender hereby requests that each of the Borrowers and the New Lender acknowledge its receipt and acceptance of and agreement to the terms and conditions set forth in this letter by signing a copy of it in the appropriate space indicated below and returning it to the Lender. This letter may be signed by each of the Borrowers and the New Lender in several counterparts but this letter shall not become effective unless and until it is so accepted and agreed to by each of the Borrowers and the New Lender and returned to Lender.

                                       Very truly yours,



                                       LENDER:





                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


Each of the undersigned hereby acknowledges its receipt and acceptance of and agreement to the terms and conditions of this letter:

BORROWERS:



DIVERSIFIED CORPORATE RESOURCES, INC. AND SUBSIDIARIES



By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------



NEW LENDER:

GENERAL ELECTRIC CAPITAL

CORPORATION



By:
   -------------------------------

Name:
     -----------------------------
Title:
      ----------------------------

                                    EXHIBIT A

                             REIMBURSEMENT AGREEMENT


         The undersigned, GENERAL ELECTRIC CAPITAL CORPORATION (the "NEW LENDER"), hereby acknowledges that ____________________ (the "LENDER"), in calculating the loan balances owed to it by Diversified Corporate Resources, Inc. and its Subsidiaries (each a "BORROWER"; collectively "BORROWERS") as of this date, has credited to the loan accounts of the Borrowers the face amount of all checks, drafts and other items for the payment of money from Borrowers or their account debtors which have been heretofore received by (or on behalf of) the Lender. The New Lender also understands that the Lender may not yet have received full and final credit on or payment of all such checks, drafts or other items. In consideration for the Lender's release of all of its rights, titles and interests under the aforesaid Loan Agreement, and other Loan Documents, the New Lender hereby agrees to reimburse and pay promptly to the Lender, upon the Lender's demand therefore made at any time on or before seven business days from the date hereof, in immediately available funds, the full face amount of any checks or other instruments, whether made by Borrowers or any of its account debtors, which have been heretofore received by (or on behalf of) the Lender and credited to the loan accounts of Borrowers at the Lender and which may be hereafter dishonored or returned to the Lender or otherwise remain unpaid for any reason whatsoever. Lender confirms and agrees that the amount for which Borrowers have been so credited but for which Lender has not received full and final credit does not exceed
$ __________ .

                      NEW LENDER:



                      GENERAL ELECTRIC CAPITAL CORPORATION



                      By:
                         ------------------------------
                      Name:
                           ----------------------------
                      Title:
                            ---------------------------
                      Date: May ______, 2000

                      [EXHIBIT R - FORM OF U.C.C. SCHEDULE]



                      SCHEDULE A TO UCC FINANCING STATEMENT



Secured Party:        General Electric Capital Corporation

                      Commercial Finance

                      Suite 350, 6100 Fairview Road

                      Charlotte, North Carolina  28210



Debtor:




The Financing Statement covers the following types or items of property:



All of Debtor's property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including, all of the following property in which it now has or at any time in the future may acquire any right, title or interest: all Accounts; all bank and deposit accounts and all funds on deposit therein; all cash and cash equivalents; all commodity contracts; all investments and Investment Property; all Inventory and Equipment; all Goods; all Chattel Paper, Documents and Instruments; all Books and Records; all General Intangibles (including all Intellectual Property, Stock, contract rights, and choses in action); and to the extent not otherwise included, all Proceeds and products of all and any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, but excluding in all events Hazardous Waste (all of the foregoing, together with any other collateral pledged to the Secured Party pursuant to any other Loan Document, collectively, the "Collateral").

As used in this Financing Statement, the following terms shall have the following meanings:

"Accounts" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments), whether arising out of goods sold or services rendered or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including

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unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all moneys due or to become due to such Person under all purchase orders and contracts for the sale of goods or the performance of services or both by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), including the right to receive the proceeds of said purchase orders and contracts; and (v) all collateral security and guarantees of any kind given by any other Person with respect to any of the foregoing.

"Books and Records" shall mean all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral.

"Chattel Paper" shall mean all "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located.

"Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

"Contracts" shall mean all the contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

"Copyright License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting the right to use any Copyright or Copyright registration.

"Copyrights" shall mean all of the following now owned or hereafter acquired by any Person: (i) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (ii) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout

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the world and all renewals and extensions thereof.

"Credit Party" shall mean Debtor, and each other Person (other than Secured Party) that is or may become a party to any Loan Document.

"Documents" shall mean all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

"Equipment" shall mean all "equipment" as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description which may be now or hereafter used in such Person's operations or which are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

"General Intangibles" shall mean all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest which such Person may now or hereafter have in or under any Contract, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, chooses in action, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification.

"Goods" shall mean all "goods" as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including movables, fixtures, equipment, inventory, or other tangible personal property.

"Goodwill" shall mean all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

"Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative,

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

judicial, regulatory or administrative functions of or pertaining to government.

"Hazardous Waste" shall have the meaning ascribed to such term in the Resource Conservation and Recovery Act (42 USC Sections 6901 et seq.).

"Instruments" shall mean all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

"Intellectual Property" shall mean any and all Licenses, Patents, Copyrights, Trademarks, trade secrets and customer lists.

"Inventory" shall mean all "inventory," as such term is defined in the Code, now or hereafter owned or acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property which are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

"Investment Property" shall mean all "investment property," as such term is defined in the Code, now or hereafter acquired by any Person, wherever located.

"License" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Person.

"Loan Documents" shall mean all agreements, notes, financial statements, guaranties, powers of attorney, lock box agreements, and all other documents, instruments, certificates, and notices relating to the loan made by Secured Party to the Debtor (or any affiliate of Debtor) and any time delivered by any Person (other than Secured Party) in connection with any of the foregoing.

"Patent License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

"Patents" shall mean all of the following in which any Person now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country,

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

including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

"Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

"Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor or any other Credit Party from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor or any other Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iii) any claim of Debtor or any other Credit Party against third parties (a) for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by Debtor or any other Credit Party against third parties with respect to any litigation or dispute concerning any Collateral; and (v) any and all other amounts from time to time paid or payable under or in connection with any Collateral, upon disposition or otherwise.

"Stock" shall mean all certificated and uncertificated shares, options, warrants, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

"Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by any Person granting any right to use any Trademark or Trademark registration.

"Trademarks" shall mean all of the following now owned or hereafter acquired by any Person: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark

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

Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

A copy of the Loan and Security Agreement among Debtor, Secured Party and the other parties thereto is on file with the Secured Party.

















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

                                    EXHIBIT S

                       FORM FOR PAYMENT OF PROCEEDS LETTER





                                                          ___________ ___, 199__





General Electric Capital Corporation

Suite 350, 6100 Fairview Road

Charlotte, North Carolina  28210



Re: Loan and Security Agreement, dated as of May ____ , 2000, (the "LOAN AGREEMENT"), among Management Alliance Corporation, a Texas corporation, Information Systems Consulting Corp., a Texas corporation, a Texas corporation, Datatek Consulting Group Corporation, a Texas corporation, Texcel Services, Inc., a Pennsylvania corporation, and Mountain, Ltd., a Maine corporation (the "BORROWERS"), General Electric Capital Corporation (the "LENDER") and the other parties thereto.



Ladies and Gentlemen:



All capitalized terms which are used in this letter and not otherwise expressly defined in this letter shall have the meanings given to them in the above-referenced Loan Agreement.

Please disburse $________________ in proceeds of the initial Revolving Credit Loans to the Borrowers by delivering official checks or making wire or automated clearing house transfers to the following recipients of the following sums:


NAME OF RECIPIENT             AMOUNT TO BE PAID    FORM AND PURPOSE OF PAYMENT
-----------------             -----------------    ---------------------------

Compass Bank                  $______________      Pay-Off Existing Indebtedness

Carruthers & Roth, P.A.       $ _____________      Lender's Attorney Fees





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

The undersigned Borrowers hereby acknowledge and agree that the disbursement on or about this date of the above Loan proceeds in accordance with the foregoing instruments shall constitute the receipt on or about this date of all such proceeds by the Borrowers.

BORROWERS:



MANAGEMENT ALLIANCE CORPORATION

INFORMATION SYSTEMS CONSULTING CORP.

DATATEK CONSULTING GROUP CORPORATION

TEXCEL SERVICES, INC.

MOUNTAIN, LTD.



By:
   ----------------------------------

   Title:
         ----------------------------








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